Exhibit 10.38 ***Text Omitted and Filed Separately with the Securities and Exchange Commission. Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(c) and Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Execution Copy FIRST AMENDMENT TO SECOND AMENDED AND RESTATED COLLABORATION AND LICENSE AGREEMENT THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED COLLABORATION AND LICENSE AGREEMENT (“First Amendment”) is made and entered into as of November 5, 2018 (the “First Amendment Date”), by and between SANOFI, a company organized under the laws of France (“Sanofi”) having a place of business at 54, rue la Boétie, 75008, Paris, France, registered in the Paris Trade and Company Register under no. 395 030 844, and REGULUS THERAPEUTICS INC., a corporation organized under the laws of the State of Delaware, USA (“Regulus”) having a place of business at 10614 Science Center Drive, San Diego, California 92121, USA. Sanofi and Regulus each may be referred to herein individually as a “Party,” or collectively as the “Parties.” WHEREAS, Sanofi and Regulus entered into that certain Second Amended and Restated Collaboration and License Agreement effective February 4, 2014 (as in effect prior to the First Amendment Date, the “Agreement”), pursuant to which, among other things, Regulus is responsible for all activities under each POC Program Plan (other than Sanofi Program Activities) through the Achievement of Proof of Concept (as such term is defined in the Agreement); and WHEREAS, Regulus has suspended the Mir-21 Fibrosis POC Program and has requested that Sanofi restructure the Agreement and take responsibility for obligations of Regulus under the Agreement, including the administration and expense of clinical trials related to the Mir-21 Fibrosis POC Program; and WHEREAS, Sanofi is willing to restructure the Agreement as it pertains to the Mir-21 POC Programs, Mir-21 Compounds, and Mir-21 Products, as requested by Regulus and on the terms and subject to the conditions set forth in this First Amendment. Unless stated otherwise in this First Amendment, this Amendment affects only the Mir-21 POC Programs, Mir-21 Compounds, and Mir-21 Products. NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the Parties do hereby agree as follows: 1. DEFINED TERMS. Capitalized terms used but not otherwise defined in this First Amendment shall have the meanings ascribed to them in the Agreement. 2. ADDITIONAL DEFINITIONS. 2.1 “Amended Agreement” shall mean the Agreement, as amended by this First Amendment. 2.2 “Biopsy Study” shall mean that certain study of the Mir-21 Product RG-012 having the ClinicalTrials.gov identifier NCT03373786 in subjects with Alport syndrome. 1

2.3 “Contract” means any contract, agreement, arrangement, or understanding, whether written or oral and whether express or implied. 2.4 “HERA Study” shall mean that certain Phase 2 Trial of the Mir-21 Product RG-012 having the ClinicalTrials.gov identifier NCT02855268 in subjects with Alport syndrome. 2.5 “HERA Study Protocol” shall mean the protocol for the HERA Study, as the same may be amended from time to time by Sanofi. 2.6 “Legal Proceedings” shall mean any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other government authority or any arbitrator or arbitration panel. 2.7 “Max-Planck” shall mean Max-Planck-Innovation GmbH. 2.8 “Max-Planck Agreement” shall mean that certain Amended and Restated License Agreement among Max-Planck, Regulus, Ionis Pharmaceuticals, Inc. (formerly known as Isis Pharmaceuticals, Inc.) and Alnylam Pharmaceuticals, Inc., dated April 18, 2011. 2.9 “Mir-21 Product Specific Patents” shall mean all Product Specific Patents directed to Mir-21 or to any Mir-21 Compound or Mir-21 Product, in each case, that are owned solely by Regulus, or jointly with another Person, as of the First Amendment Date (immediately prior to giving effect to any assignment to Sanofi pursuant to this First Amendment). The Mir-21 Product Specific Patents are listed in Schedule 10.2(k) to this First Amendment. 2.10 “Other Fibrosis POC Study” shall have the meaning provided in Paragraph 4.1 of this First Amendment. 2.11 “Oxford Consent” shall mean the Consent and Non-Disturbance Agreement entered into for the benefit of Sanofi in respect of the Oxford Credit Agreement on or before the First Amendment Effective Date by and between Regulus and Oxford Finance LLC, in its capacity as Collateral Agent and on behalf of the Lenders (each, as defined in the Oxford Credit Agreement). 2.12 “Oxford Credit Agreement” shall mean that certain Loan and Security Agreement by and between Regulus and Oxford Finance LLC, in its capacity as Collateral Agent and on behalf of the Lenders (each, as defined in such Loan and Security Agreement), dated as of June 17, 2016, collectively with the Loan Documents (as defined therein) and any exhibits, addenda and supplements thereto, and as the same may be amended, supplemented or modified from time to time. 2.13 “Sanofi Mir-21 Fibrosis POC Program” shall mean a program to develop the Mir-21 Product RG-012 in Alport syndrome with the objective of demonstrating clinical proof of concept with respect to such Mir-21 Product in Alport syndrome. 2

2.14 “Sanofi Mir-21 Fibrosis POC Program Term” shall mean, with respect to the Sanofi Mir-21 Fibrosis POC Program, the period beginning on the First Amendment Date and, subject to earlier termination of the Sanofi Mir-21 Fibrosis POC Program pursuant to Paragraph 4.3 of this First Amendment or earlier termination of the Amended Agreement pursuant to ARTICLE 9 thereof, ending upon Sanofi’s delivery to Regulus of top-line results of the HERA Study or Other Fibrosis POC Study (whichever study is completed first). 2.15 “Technology Transfer and Stand-by Letter Date” shall mean the date of occurrence of the last to occur of the following: (a) the IND Transfer Date (as defined in Paragraph 5.2 of this First Amendment); (b) confirmation by Sanofi that all items listed in Schedule 5.3 hereto have been delivered to Sanofi in a format reasonably acceptable to Sanofi and otherwise in accordance with Paragraph 5.3 of this First Amendment (the “Paragraph 5.3 Confirmation Date”); (c) confirmation by Sanofi that all materials specified in Schedule 5.5 hereto have been transferred to and reasonably accepted by Sanofi in accordance with Paragraph 5.5 of this First Amendment (the “Paragraph 5.5 Confirmation Date”); (d) […***…] ([…***…]) business days after Sanofi has received executed copies of a Stand-by License Agreement with each Existing Third Party Licensor in accordance with Paragraph 6.4(b) of this First Amendment; and (e) the Parties entering into an SDEA pursuant to Paragraph 5.11. 3. MIR-21 LICENSE. Section 2.1 (including Sections 2.1.1, 2.1.2, 2.1.3 and 2.1.4) of the Agreement is hereby eliminated in its entirety. For purposes of Sections 3.11 and 4.3 of the Agreement and Article 5 of the Agreement (as amended by this First Amendment), from and after the First Amendment Date, Sanofi shall be deemed to have exercised all of its Options with respect to the Mir-21 POC Programs. Accordingly, effective as of the First Amendment Date, Regulus hereby grants to Sanofi a worldwide, royalty-free (but fee-bearing as expressly set forth in this First Amendment), exclusive license under Regulus Know-How and Regulus Patents (to the extent that such Regulus Know-How and Regulus Patents are not assigned to Sanofi pursuant to this First Amendment), to Research, Develop, make, have made, use, gain Approval, Commercialize, sell, offer for sale, have sold, export and import Mir-21 Compounds, Mir-21 Products and Companion Diagnostics for use with Mir-21 Products; in each case, in the Product Field (the “Mir-21 License”). Sanofi will have the right to grant sublicenses under the Mir-21 License as set forth in Section 2.4 of the Agreement; provided that Sanofi may freely grant sublicenses in the U.S. under such license, notwithstanding the proviso set forth in such Section 2.4. Regulus stipulates and agrees that, notwithstanding anything in the Agreement, Regulus will not have any Co-Promote Options or Co- Promote Rights with respect to the Mir-21 Products, and Regulus hereby waives any and all such Co-Promote Options and Co-Promote Rights with respect to Mir-21 Products. 4. DEVELOPMENT OF MIR-21 PRODUCTS. 4.1 Responsibility for Development of Mir-21 Products. Notwithstanding Sections 3.1, 3.2, 3.6.2 and 3.9 of the Agreement to the contrary, from and after the First Amendment Date, and except for Regulus’ obligations under Paragraph 5 of this First Amendment, Sanofi shall solely control and be solely responsible for all further Development of Mir-21 Compounds, Mir-21 Products and Companion Diagnostics for use with Mir-21 Products, ***Confidential Treatment Requested 3 at Sanofi’s sole expense. Without limiting the generality of the foregoing, Sanofi shall be solely responsible for conducting (a) the HERA Study in accordance with the HERA Study Protocol, or (b) if for any reason Sanofi does not enroll, continue and conduct the HERA Study, another Phase 2 Trial of the Mir-21 Product RG-012 designed to demonstrate clinical proof of concept in subjects with Alport syndrome (an “Other Fibrosis POC Study”). Regulus acknowledges that Sanofi intends, and has the right, to amend the HERA Protocol in Sanofi’s sole discretion. Notwithstanding Section 3.5 or any other provision of the Agreement to the contrary, the JSC shall cease to have any decision-making authority with respect to the Mir-21 POC Programs or any Mir-21 Compound or Mir-21 Product and shall not have any decision-making authority with respect to the Sanofi Mir-21 Fibrosis POC Program. For clarity, Regulus shall have no further right or obligation to conduct the Mir-21 POC Programs except as necessary to fulfill its transition obligations under Paragraph 5 of this First Amendment. 4.2 Exclusivity. Solely with respect to Mir-21, all references to the “POC Program Term” in Section 2.5.2 of the Agreement shall be deemed to refer to the Sanofi Mir-21 Fibrosis POC Program Term and all references to the “POC Program Product” shall be deemed to refer to the Mir-21 Product RG-012 in Alport syndrome. 4.3 Early Termination of Sanofi Mir-21 Fibrosis POC Program. Sections 3.4.1, 3.4.2, 3.4.3 and 3.4.4 of the Agreement shall not apply to the Mir-21 POC Programs. Sanofi will have the right to terminate the Sanofi Mir-21 Fibrosis POC Program upon written notice to Regulus if Sanofi determines in good faith that, further pursuit of the Sanofi Mir-21 Fibrosis POC Program would be scientifically, clinically or commercially unwarranted (e.g., due to target validation issues, delivery issues, potency issues or safety issues). Any such notice by Sanofi to Regulus shall include a brief explanation of Sanofi’s grounds for determining that further pursuit of the Sanofi Mir-21 Fibrosis POC Program is scientifically, clinically or commercially unwarranted. 4.4 Commercialization and Regulatory Responsibilities for Mir-21 Products. (a) Section 5.1 of the Agreement shall not apply to Mir-21, Mir-21 Compounds or Mir-21 Products, and, in lieu thereof, the Parties agree as follows: Sanofi will have sole responsibility, including without limitation sole responsibility for all funding, resourcing and decision-making, for all Development and Commercialization with respect to Mir-21 Compounds, Mir-21 Products and Companion Diagnostics for use with Mir-21 Products, and, subject to Regulus’ compliance with its obligations under Paragraph 5.2 of this First Amendment, Sanofi hereby assumes all regulatory responsibilities as of the Technology Transfer and Stand-by Letter Date in connection with Mir-21 Compounds and Mir-21 Products, including sole responsibility for all Regulatory Documentation and for obtaining all Approvals. Sanofi will comply with all Applicable Laws in connection with the Development and Commercialization of Mir-21 Compounds and Mir-21 Products. Sanofi (by itself or through its Affiliates, sublicensees, (sub)contractors or agents, as applicable) will use Commercially Reasonable Efforts to continue and conduct the HERA Study or to initiate and conduct an Other Fibrosis POC Study as soon as practicable following the First Amendment Date, and, subject to Sanofi’s termination rights under Paragraph 4.3 of this First Amendment, Sanofi agrees to use Commercially Reasonable Efforts to perform the HERA Study or such Other Fibrosis POC Study until the earlier of (i) Interim Analysis (as such term is defined in the then current 4

Development Plan) if, based on such Interim Analysis, either (A) the HERA Study or such Other Fibrosis POC Study is unblinded and patients in such study are rolled over into an open-label extension of such study, or (B) the HERA Study or such Other Fibrosis POC Study is terminated, or (ii) completion of the HERA Study or such Other Fibrosis POC Study (in either case ((i) or (ii)), the “Study End Date”); and, in either case, deliver top-line results thereof to Regulus within […***…] days after the first availability thereof (Sanofi’s obligations under this sentence, the “Sanofi Mir-21 Fibrosis POC Program Diligence Obligations”). For the period beginning on the First Amendment Date and ending on the IND Transfer Date, Regulus will be responsible for responding to any requests from Regulatory Authorities regarding the Mir-21 Products, provided however, that Sanofi shall have a reasonable period to review and comment on any correspondence or other information in response to such request and Regulus will incorporate any reasonable comments thereon that are timely received. From and after the IND Transfer Date, Sanofi will be solely responsible for making all IND filings for Mir-21 Products and will own all INDs, NDAs, MAAs and other Regulatory Documentation for Mir-21 Products. (b) Section 5.2 of the Agreement shall apply to Mir-21 Compounds and Mir-21 Products only until such time as Sanofi has delivered to Regulus top-line results from the HERA Study or Other Fibrosis POC Study, except that Sanofi shall have no obligation to consider Regulus’ input regarding Sanofi’s activities with respect to Mir-21 Compounds and Mir-21 Products. (c) Section 5.3 of the Agreement shall not apply to Mir-21 Compounds and Mir-21 Products. 5. MIR-21 FIBROSIS POC PROGRAM TECHNOLOGY TRANSFER. 5.1 Assignment of Mir-21 Product Specific Patents. Regulus hereby assigns to Sanofi all Regulus’s rights, title and interests in and to all Mir-21 Product Specific Patents and Sanofi hereby accepts such assignment. Promptly upon request by Sanofi, Regulus shall execute and deliver such assignments and other documents as may reasonably be required or requested by Sanofi to vest all rights, title and interests in and to the Mir-21 Product Specific Patents in Sanofi, including executing further assignments, consents, releases and other commercially reasonable documentation and providing good faith testimony by affidavit, declaration, in-person or other proper means in support of any effort by Sanofi to establish, perfect, enforce or defend its rights in any Mir-21 Product Specific Patents through prosecution of governmental filings, regulatory proceedings, litigation and other means, including through the prosecution, maintenance, enforcement and defense of the Mir-21 Product Patents. Sanofi shall be responsible for preparing all such assignment and other documents and for recording the assignment to Sanofi of the Mir-21 Product Specific Patents with the relevant patent offices, at Sanofi’s sole expense. From and after the First Amendment Date, Sanofi shall be solely responsible for the prosecution, maintenance, enforcement and defense of the Mir-21 Product Specific Patents (together with any and all Patents corresponding to the Mir-21 Product Specific Patents that may be filed or issued after the First Amendment Date), throughout the world, at Sanofi’s sole expense and discretion, and notwithstanding anything to the contrary set forth in the Agreement, ARTICLE 8 of the Agreement shall not apply to any Mir-21 Product Specific Patent. ***Confidential Treatment Requested 5

5.2 Transfer of Mir-21 Product Regulatory Materials. Within […***…] days after the First Amendment Date, Regulus shall provide to Sanofi all existing Regulatory Documentation for any Mir-21 Product, including, without limitation, […***…] (the “RG-012 IND”) and all related correspondence with any Regulatory Authorities (collectively, the “RG-012 Regulatory Materials”). Regulus will have the right to retain copies of the RG-012 Regulatory Materials for record retention purposes or as required by Applicable Laws. Regulus hereby assigns the RG-012 Regulatory Materials, including the RG-012 IND, to Sanofi effective as of the IND Transfer Date (defined below). Within […***…] ([…***…]) Business Days after the later of the Paragraph 5.3 Confirmation Date and the Paragraph 5.5 Confirmation Date (as such terms are defined in Paragraph 2.15 of this First Amendment), (a) Regulus shall submit to the FDA a letter transferring sponsorship of the RG-012 IND to Sanofi in the form attached hereto as Exhibit A, and (b) Sanofi shall submit to the FDA a letter accepting transfer of sponsorship of the RG-012 IND from Regulus in the form attached hereto as Exhibit B. Each Party shall notify the other Party concurrently with its submission of such letter to the FDA, such notice to include a copy of such letter. The date on which Sanofi receives written notice from the FDA that the FDA accepts the effectiveness of the transfer shall be the “IND Transfer Date.” From and after the IND Transfer Date, Sanofi shall assume all regulatory obligations associated with being the sponsor of the RG-012 IND, including all periodic reporting obligations, and Regulus shall no longer have any regulatory obligations for the Mir-21 Product RG-012 (including maintenance of any regulatory approvals or any ongoing requirements in connection therewith). In addition to the RG-012 IND, upon Sanofi’s request, Regulus shall transfer ownership of any RG-012 Regulatory Materials, including but not limited to the items listed on Schedule 10.2(a). 5.3 Mir-21 Fibrosis POC Program Information. Within […***…] days after the First Amendment Date, Regulus shall provide to Sanofi all items listed in Schedule 5.3 related to the Mir-21 Fibrosis POC Program and all items described in the second sentence of Section 10.2(h) related to the Mir-21 Fibrosis POC Program (in each case, to the extent not previously provided) in the format specified in Schedule 5.3. For any items for which a format is not specified in Schedule 5.3, Regulus may provide such items in the format in which such items exist in Regulus’ possession. If Sanofi wishes to have any such item converted to a different format, Sanofi may, by written notice to Regulus, direct that Regulus deliver such item in its existing format to a Third Party vendor designated by Sanofi for conversion into Sanofi’s desired format, at Sanofi’s sole expense, and upon Regulus’ delivery of such item to such Third Party vendor in accordance with Sanofi’s instructions, Regulus will be deemed to have provided such item to Sanofi. No later than […***…] days after the date on which Regulus notifies Sanofi in writing that it has delivered to Sanofi all such items in accordance with Schedule 5.3, Sanofi shall (a) notify Regulus of any items it believes are incomplete or missing or (b) confirm that Regulus has satisfied its obligations under this Paragraph 5.3. The Technology Transfer and Stand-by Letter Date will not be deemed to have occurred until Regulus provides to Sanofi all items listed in Schedule 5.3 and Sanofi confirms to Regulus that it has received and accepted all such items. If, after the Technology Transfer and Stand-by Letter Date, Sanofi is required to provide any Regulatory Authority any data, results or other information related to the Mir-21 Fibrosis POC Program that was generated by or on behalf of Regulus prior to the Technology Transfer and Stand-by Letter Date but was not previously transferred to Sanofi pursuant to this Paragraph 5.3, then, promptly upon Sanofi’s written request, Regulus shall locate the requested data, results or other information and provide the same to Sanofi. For clarity, Regulus shall not be obligated to ***Confidential Treatment Requested 6 generate any new data, results or other information not already in existence, even if any Regulatory Authority may request such from Sanofi. 5.4 Assignment of Max-Planck Agreement and Wurzburg Agreement. Subject to the provisions of this Paragraph 5.4, Regulus will assign to Sanofi, and Sanofi will assume, (a) the Max-Planck Agreement, including all of Regulus’ rights and obligations thereunder (to the extent that such obligations arose on or after the First Amendment Date), such assignment subject to and effective upon Regulus obtaining any required consent of Max-Planck to such assignment and assumption (the “Max-Planck Consent”) and (b) the Wurzburg Agreement, including all of Regulus’ rights and obligations thereunder (to the extent that such obligations arose on or after the First Amendment Date), such assignment subject to and effective upon Regulus obtaining any required consent of Wurzburg to such assignment and assumption (the “Wurzburg Consent”). Regulus shall use commercially reasonable efforts to obtain the Max- Planck Consent and the Wurzburg Consent as promptly as practicable after the First Amendment Date. If Regulus is unable to obtain the Max-Planck Consent and/or the Wurzburg Consent within […***…] days after the First Amendment Date, then the Max-Planck Agreement and/or the Wurzburg Agreement (as applicable) shall not be assigned to or assumed by Sanofi, and the Max-Planck Agreement and/or the Wurzburg Agreement (as applicable) shall continue to be an Existing Regulus Agreement for purposes of the Amended Agreement and all payments due thereunder will be subject to the terms of Paragraph 6.4 of this First Amendment. 5.5 Transfer of Mir-21 Fibrosis POC Program-Specific Materials. Within […***…] days after the First Amendment Date, and subject to the prior execution by the Parties of a separate agreement governing the quality of the Mir 21 Fibrosis POC Program-specific materials identified in Schedule 5.5 (the “Quality Agreement”) Regulus shall transfer and assign or cause to be transferred and assigned to Sanofi such Mir 21 Fibrosis POC Program-specific materials in a format reasonably acceptable to Sanofi. The transfer and assignment shall be memorialized in a material assignment and assumption agreement to be entered into by the Parties (or in Sanofi’s case by an Affiliate of Sanofi), (the “Material Assignment and Assumption Agreement”). The Material Assignment Agreement shall contain provisions standard to such agreements in the pharmaceutical industry, including any provisions necessary for Sanofi to verify the chain of title of the materials to be transferred and that such materials comply with the Quality Agreement, cGMP and all other applicable statutory and regulatory requirements. No later than […***…] days after the date on which Regulus notifies Sanofi in writing that it has delivered to Sanofi all such items in accordance with Schedule 5.5, Sanofi shall (a) notify Regulus of any items it believes are incomplete or missing or (b) confirm that Regulus has satisfied its obligations under this Paragraph 5.5. The Technology Transfer and Stand-by Letter Date will not be deemed to have occurred until Regulus provides to Sanofi all items listed in Schedule 5.5 and Sanofi confirms to Regulus that it has received and accepted all such items. Sanofi shall pay Regulus the corresponding transfer price listed on Schedule 5.5 for such materials, which amount is equal to Regulus’ out of pocket costs actually incurred for such materials, plus shipping, handling and insurance and any applicable sales, excise and other taxes (including VAT or its equivalent), customs duties and similar governmental charges imposed with respect to the importation, transfer, use or sale of such materials, all of which shall be the sole responsibility of Sanofi. Sanofi shall make payment of the transfer price of such materials, plus shipping, handling, insurance and applicable taxes, duties and charges, within […***…] days after receipt of invoice therefor from Regulus (with reasonable supporting documentation of such out of pocket costs), ***Confidential Treatment Requested 7 and Regulus may send such invoice any time after Sanofi’s receipt of such materials, or in the case of any materials listed on Schedule 5.5 which Sanofi does not want to be delivered, Regulus may send such invoice anytime after execution and delivery by Regulus of the Material Assignment and Assumption Agreement. 5.6 Access to Regulus Service Providers for Mir-21 POC Programs. Attached hereto as Schedule 5.6 is a list of all Third Party service providers with which Regulus has contracted for development, manufacturing or other services supporting the Mir-21 POC Programs, Mir-21 Compounds or Mir-21 Products during the 12-month period preceding the First Amendment Date (“Mir-21 Service Providers”). Promptly upon written request by Sanofi, Regulus shall deliver to any Mir-21 Service Provider specified by Sanofi written authorization to (a) disclose to Sanofi all information specific to the Mir-21 POC Programs, Mir-21 Products and Mir-21 Compounds generated by such Mir-21 Service Provider on behalf of Regulus that is within the possession or control of such Mir-21 Service Provider and (b) contract with Sanofi for the provision of services related to the Mir-21 POC Programs, Mir-21 Products and Mir-21 Compounds. 5.7 Assignment of Domain Name. As of the First Amendment Date, Regulus hereby assigns to Sanofi the domain name […***…]. Promptly following any request therefor by Sanofi, Regulus shall execute and deliver to Sanofi any assignment or other documents as may reasonably be required or requested by Sanofi, and carry out all necessary formalities, with regard to the implementation of such transfer of ownership of such domain name to Sanofi in the appropriate registries, including providing any authorization codes necessary to make such transfer effective. Sanofi shall be responsible for preparing all such assignment or other documents and for recording the assignment of such domain name, at Sanofi’s sole expense. 5.8 Technical Assistance. At Sanofi’s request from time to time beginning on the First Amendment Date and ending […***…] months after the Technology Transfer and Stand- by Letter Date (the “Technical Assistance Period”), Regulus shall provide reasonable technical assistance to Sanofi related to the Mir-21 Fibrosis POC Program and the information and materials transferred to Sanofi pursuant to the preceding provisions of this Paragraph 5. Sanofi shall compensate Regulus for such technical assistance at the FTE-Day Rate and shall reimburse Regulus for out-of-pocket costs (including, without limitation, travel and lodging costs) incurred by Regulus personnel in providing such assistance; provided, however, that (a) the first […***…] hours of such technical assistance shall be provided free of charge (other than reimbursement of out-of-pocket costs), and (b) “technical assistance” as used in this Paragraph 5.8 does not include the work required by Regulus to fulfill its obligations under the other sections of this Paragraph 5. Regulus will invoice Sanofi on a monthly basis for such assistance provided and reimbursable costs incurred pursuant to this Paragraph 5.8 (along with reasonable supporting documentation of such out-of-pocket costs), and Sanofi shall pay all amounts (except to the extent disputed in good faith) set forth in any such invoice within […***…] days of receipt thereof. After the Technical Assistance Period, Regulus may provide additional technical assistance as described above in this Paragraph 5.8 upon Sanofi’s reasonable request, subject to compensation by Sanofi at the FTE-Day Rate and reimbursement by Sanofi of Regulus’ out-of-pocket costs (including, without limitation, travel and lodging costs) incurred in ***Confidential Treatment Requested 8 providing such assistance. Regulus shall act reasonably in considering any request by Sanofi for such assistance after expiration of the Technical Assistance Period. 5.9 Assignment of Mir-21 Contracts. (a) At Sanofi’s request, Regulus shall take all actions required to either terminate, or assign to Sanofi, any Contract to which Regulus is a party or to which Regulus or any of its assets or properties is bound, in each case, relating solely to the Mir-21 POC Programs or any Mir-21 Compounds and Mir-21 Products (the “Mir-21 Contracts”); provided, however, that the defined term “Mir-21 Contracts” shall exclude the Max Planck Agreement and the Wurzburg Agreement (which agreements will be addressed pursuant to Paragraph 5.4 of this First Amendment). In addition, Sanofi may request the termination or assignment of any work orders that are not under Mir-21 Contracts, but that relate solely to the Mir-21 POC Programs or any Mir-21 Compounds and Mir-21 Products (“Mir-21 Work Orders”), and Regulus shall take all actions required to assign any such Mir-21 Work Orders to Sanofi. Regulus shall use its best efforts to facilitate any negotiations with the counterparties to such Mir-21 Contracts or Mir-21 Work Orders, in each case, to the extent related to any such assignment, provided that the foregoing shall not be construed to require Regulus to pay to such counterparties any consideration to the extent related to such assignment that is not otherwise payable by Regulus. (b) Sanofi hereby assumes all obligations of Regulus under any Mir-21 Contract assigned to Sanofi (each, an “Assigned Mir-21 Contract”) that arise after the date of assignment of such Assigned Mir-21 Contract, and Regulus shall remain responsible for all obligations arising under such Assigned Mir-21 Contract through the date of assignment. If Sanofi receives any invoice from the counterparty to any Assigned Mir-21 Contract for any amount that became due or includes obligations that accrued under such Assigned Mir-21 Contract on or before the date of assignment, then Sanofi shall promptly provide a copy of such invoice to Regulus, and at Sanofi’s discretion, either (i) Regulus shall pay such invoiced amount to such counterparty on or before the due date for payment of such invoice, or (ii) Sanofi can pay the invoiced amount to such counterparty, and in such case, Regulus shall reimburse Sanofi for such amount or the allocated amount of such invoice for which Regulus is responsible within […***…] days after receipt of an invoice from Sanofi for such amount, provided that if Regulus fails to timely pay or reimburse such amount, then Sanofi may off-set such amount against any of its payment obligations due under Paragraphs 6.1 and 6.2 of this First Amendment. Any invoice from the counterparty to any Assigned Mir-21 Contract that includes obligations accrued before and after the date of assignment shall be allocated between Sanofi and Regulus and paid as provided above. If Regulus receives any invoice from the counterparty to any Assigned Mir-21 Contract for any amount that became due under such Assigned Mir-21 Contract after the date of assignment, then Regulus shall promptly provide a copy of such invoice to Sanofi with payment of any amounts listed in such invoice that accrued prior to the date of such assignment, and then Sanofi shall be responsible for paying such invoice. 5.10 Closing Certain Clinical Trial Sites. Promptly after the First Amendment Date, Regulus will close, or cause its Third Party vendors to close, the Clinical Trial Sites (to the extent relating to the Mir-21 POC Programs) listed on Schedule 5.10 accordance with all Applicable Laws. ***Confidential Treatment Requested 9

5.11 Pharmacovigilence; Safety Database. As soon as reasonably practicable after the First Amendment Date, the Parties shall enter into an SDEA (as defined in the Agreement) substantially in the form as attached hereto as Exhibit C. 5.12 Further Actions. Notwithstanding anything to the contrary contained herein, for the 24-month period beginning on the Technology Transfer and Stand-by Letter Date, if Sanofi discovers Regulus has either provided incorrect, inaccurate or incomplete information required to be provided under this Article 5, or otherwise failed to perform its duties under this Article 5, then upon written notice by Sanofi to Regulus, Regulus shall correct any such incorrect, inaccurate or incomplete information, and cure any failure to perform. 6. FINANCIAL PROVISIONS. 6.1 Upfront Payment. In partial consideration for the grant of the Mir-21 License and the assignments, transfers and other undertakings of Regulus under Paragraph 5 of this First Amendment, Sanofi shall pay to Regulus an irrevocable, non-refundable upfront fee of $5 million as follows: (a) $[…***…] within […***…] ([…***…]) days following receipt of an invoice of such amount, which invoice may be sent anytime on or after the First Amendment Date; and (b) $[…***…] within […***…] ([…***…]) days following receipt of an invoice of such amount, which invoice may be sent anytime on or after the Technology Transfer and Stand-by Letter Date. 6.2 Milestone Payments for Sanofi Mir-21 Fibrosis POC Program. Sanofi shall give Regulus written notice of the first achievement (by Sanofi, its sublicensees or their respective Affiliates) of each of the milestone events set forth below within […***…] Business Days after such achievement. After receiving such written notice of the achievement of any such milestone event, Regulus shall submit an invoice to Sanofi for the amount of the milestone payment corresponding to the applicable milestone event set forth below, and Sanofi will pay Regulus such milestone payment amount within […***…] days after receipt of such invoice. Each of the milestone payments set forth below in this Paragraph 6.2 shall be payable only one time, and only for the first achievement of the applicable milestone event. Milestone Event Milestone Payment […***…] (the “First Milestone Event”) $[…***…] […***…]* (as applicable, the “Second Milestone Event”) $[…***…] * If this milestone event is not achieved, but […***…] ***Confidential Treatment Requested 10

[…***…], the milestone payment corresponding to this milestone event shall be payable to Regulus upon […***…] (as defined in the Agreement) for the Mir-21 Product RG-012, notwithstanding the non-achievement of such milestone event. For clarity, if this milestone event is achieved, then the corresponding milestone event shall be payable to Regulus regardless of whether or not Sanofi continues the Development of the Mir-21 Product RG-012. 6.3 Applicability of Selected Financial Provisions of Agreement. (a) Sections 6.5, 6.6, 6.7, 6.8.3, 6.9.1, 6.9.2 and 6.14 of the Agreement shall be inapplicable to the Mir-21 POC Programs, Sanofi Mir-21 Fibrosis POC Program, Mir-21 Compounds and Mir-21 Products. (b) Sections 6.8.1 and 6.9.3 of the Agreement are hereby terminated and of no further force or effect. (c) Sections 6.15, 6.16, 6.18 and 6.20 of the Agreement shall apply to Mir-21 Products solely to the extent such Mir-21 Products are subject to In-License Royalties, In-License Milestones and Other In-License Payments under any Existing Regulus Agreement that is not assigned to Sanofi pursuant to Paragraph 5.4 of this First Amendment. (d) Section 6.17 of the Agreement shall apply to all payments due to Regulus under this Paragraph 6, provided that Sanofi shall pay the amounts set forth in Paragraph 6.1(a) and Paragraph 6.1(b) of this First Amendment within […***…] ([…***…]) days of receipt of the applicable invoice instead of […***…] ([…***…]) days as set forth in Section 6.17 of the Agreement. (e) Section 6.21 of the Agreement shall apply to all payments due to Regulus under this Paragraph 6 that are not paid when due under this First Amendment. (f) Section 6.22 of the Agreement shall not apply to any amounts payable by Sanofi to either of the Founding Companies with respect to any Mir-21 Product. 6.4 Existing Regulus Agreements. (a) Notwithstanding Section 6.10.1 of the Agreement to the contrary, from and after the First Amendment Date, Sanofi shall be responsible for paying 100% of the In-License Royalties, In-License Milestones and Other In-License Payments that become due to the Licensor(s) under the Existing Regulus Agreements (the “Existing Third Party Licensors”) as a result of the Development or Commercialization of Mir-21 Products by Sanofi or any of its Affiliates or sublicensees to the extent that such Mir-21 Products are covered by the applicable Third Party Patents, regardless of whether any such Existing Regulus Agreement is assigned to Sanofi pursuant to Paragraph 5.4 of this First Amendment or Sanofi enters into a Stand-by License Agreement with the applicable Existing Third Party Licensor. With respect to each Existing Regulus Agreement that is assigned to Sanofi pursuant to Paragraph 5.4 of this First Amendment or with respect to which Sanofi enters into a Stand-by License Agreement with the applicable Existing Third Party Licensor, Sanofi shall be solely and directly responsible and liable to the applicable Existing Third Party Licensor for payment of, and will pay directly to such applicable Existing Third Party Licensor, all such In-License Royalties, In-License ***Confidential Treatment Requested 11

Milestones and Other In-License Payments that become due to such Existing Third Party Licensor under such Existing Regulus Agreement as a result of the Development or Commercialization of Mir-21 Products by Sanofi or any of its Affiliates or sublicensees. With respect to each Existing Regulus Agreement that neither is assigned to Sanofi pursuant to Paragraph 5.4 of this First Amendment nor is the subject of a Stand-by License Agreement entered into by Sanofi with the applicable Existing Third Party Licensor, Sanofi shall: (i) notify Regulus in writing of the achievement of any milestone event listed on Schedule 10.2(j), by a Mir-21 Product with respect to which an In-License Milestone is due under such Existing Regulus Agreement within […***…] days after the achievement thereof; (ii) deliver to Regulus at least […***…] days before the end of each Calendar Quarter Sanofi’s good faith forecast of Net Sales (as defined in such Existing Regulus Agreement) of Mir-21 Products that are subject to In-License Royalty payment obligations under such Existing Regulus Agreement and the amount of In-License Royalties that would be due with respect to such estimated Net Sales; (iii) deliver to Regulus within […***…] days after the end of each Calendar Quarter a report of actual Net Sales (as defined in such Existing Regulus Agreement) of Mir-21 Products that are subject to In-License Royalty payment obligations under such Existing Regulus Agreement and the amount of In-License Royalties that would be due with respect to such actual Net Sales; and (iv) pay to Regulus or, at Sanofi’s election, directly to such Existing Third Party Licensor and notify Regulus that it has made such direct payment, the applicable In- License Milestones and estimated In-License Royalties (as described in Paragraph 6.4(a)(ii) of this First Amendment) due under such Existing Regulus Agreement within […***…] ([…***…]) days after receipt of invoice from Regulus therefor. In the event that actual In-License Royalties (as described in Paragraph 6.4(a)(iii) of this First Amendment) due under such Existing Regulus Agreement for any Calendar Quarter exceed the estimated In-License Royalties under such Existing Regulus Agreement for such Calendar Quarter, Regulus will add the amount of such excess to the invoice issued by Regulus to Sanofi for estimated In-License Royalties due under such Existing Regulus Agreement for the following Calendar Quarter, and in the event that the estimated In-License Royalties under such Existing Regulus Agreement for any Calendar Quarter exceed the actual In-License Royalties due under such Existing Regulus Agreement for such Calendar Quarter, Regulus shall reflect a credit for the amount of such excess in the invoice for the estimated In-License Royalties due under such Existing Regulus Agreement for the following Calendar Quarter. (b) With respect to the Founding Company License Agreement, as amended to date (which will not be assigned to Sanofi), the Parties shall execute a side letter agreement with the Founding Companies in substantially the form attached hereto as Exhibit D-1 (the “Founding Company Stand-by License Agreement”). With respect to any other Existing Regulus Agreement that is not assigned to Sanofi pursuant to this First Amendment, the Parties shall execute side letter agreements with the applicable Existing Third Party Licensor(s) in ***Confidential Treatment Requested 12

substantially the form attached hereto as Exhibit D-2 (together with the Founding Company Stand-by License Agreement, each, a “Stand-by License Agreement”). 6.5 Future Third Party Agreements. Notwithstanding Section 6.11 of the Agreement to the contrary, Sanofi shall be solely responsible for in-licensing or acquiring rights to any Patent that: (a) is not Controlled by either Party; (b) covers (i) a Target Invention with respect to Mir-21, (ii) a Compound Invention with respect to any Mir-21 Compound, (iii) a Method Invention with respect to any Mir-21 Compound or (iv) a Formulation Invention with respect to any Mir-21 Compound; and (c) Sanofi determines in its sole discretion is, or is likely to be, necessary for the Development or Commercialization of any Mir-21 Product. Section 6.11.3 of the Agreement shall not apply to any Future Sanofi Agreement. Notwithstanding Section 6.12 of the Agreement to the contrary, In-License Royalties, In-License Milestones and Other In-License Payments payable to Licensors under any Future Sanofi Agreement with respect to Mir-21 Products shall be allocated 100% to Sanofi, and Sanofi shall not have the right to reduce any amounts payable to Regulus under the Amended Agreement by reason of any such In-License Royalties, In-License Milestones and Other In-License Payments. Regulus shall have no obligation or liability whatsoever with respect to any such In-License Royalties, In-License Milestones or Other In-License Payments. 6.6 Interest. Section 6.21 of the Agreement shall apply to any invoiced amount (except to the extent disputed in good faith) under Paragraph 5 of this First Amendment and any payment under this Paragraph 6 that is not paid when due (except to the extent disputed in good faith). 7. TERMINATION OF MIR-21 LICENSE. 7.1 Termination for Breach of Sanofi Mir-21 Fibrosis POC Program Diligence Obligations. Section 9.4.1 of the Agreement is hereby terminated and shall be of no further force or effect. 8. REGULUS DEBT. 8.1 Oxford Loan. Notwithstanding anything herein or in the Agreement to the contrary, Sanofi hereby acknowledges that: (a) pursuant to the Oxford Credit Agreement, Regulus has granted to the Collateral Agent, for the benefit of the Lenders (as such terms are defined in the Oxford Credit Agreement), a first priority security interest in substantially all of Regulus’ assets, including the Agreement and all proceeds thereof; and (b) pursuant to the Oxford Consent, the Secured Parties (as defined in the Oxford Consent) have consented to this First Amendment and to the transfer of the Mir-21 Assigned Assets (as defined in the Oxford Consent) to Sanofi free and clear of the Secured Parties’ Liens (as defined in the Oxford Credit Agreement), provided that the Secured Parties will continue to have liens on all proceeds of, and consideration for, this First Amendment and the transfer of the Mir-21 Assigned Assets that is received or due to Regulus under the Amended Agreement. Sanofi hereby acknowledges the Secured Parties’ liens on the Amended Agreement and the proceeds thereof and the enforceability of such liens in accordance with Section 9-408 of the Uniform Commercial Code. 13

8.2 Amendment of Section 13.1(c) of Agreement. Section 13.1(c) of the Agreement is hereby amended and restated to read in its entirety as follows: “Regulus may assign or transfer its rights under Article 6 (but no liabilities) to a Third Party in connection with a royalty factoring transaction or upon a default under a secured loan facility under which Regulus is a borrower to the lenders or collateral agent under such loan facility.” 9. WAIVER AND RELEASE. 9.1 Sanofi Waiver and Release. Sanofi, on behalf of itself and its Affiliates and their respective directors, officers, stockholders, employees and agents (collectively, the “Sanofi Parties”) and its and their respective successors and assigns, hereby irrevocably releases, remises, and forever discharges the Regulus Parties (as defined below) of and from (and covenants not to sue the Regulus Parties for) any and all debts, demands, actions, causes of action, suits, accounts, covenants, contracts, agreements, claims, controversies, disputes, obligations, judgments, rights, damages, costs, losses, expenses (including attorneys’ fees), liens, or liabilities of any and every nature whatsoever, both at law or in equity, whether known or unknown, fixed or contingent, that arose at any time prior to the First Amendment Date, or that hereafter could arise based on any act, fact, transaction, cause, matter, or thing that occurred prior to the First Amendment Date, related to the Regulus Parties; provided, however, that the foregoing release shall not release the Regulus Parties from their obligations under the Amended Agreement or any other agreement and document executed pursuant to or in connection with the Amended Agreement. Sanofi, on behalf of itself and the Sanofi Parties, hereby waives, and Sanofi and the Sanofi Parties shall be deemed to have waived, the benefits of: (i) Section 1542 of the Civil Code of the State of California, which provides as follows: “A general release does not extend to claims that the creditor does not know or suspect to exist in his or her favor at the time of executing the release and that if known by him or her must have materially affected his or her settlement with the debtor”; and (ii) any law or common law principle of similar effect in any other jurisdiction. 9.2 Regulus Waiver and Release. Regulus, on behalf of itself and its Affiliates and their respective directors, officers, stockholders, employees and agents (collectively, the “Regulus Parties”) and its and their respective successors and assigns, hereby irrevocably releases, remises, and forever discharges the Sanofi Parties of and from (and covenants not to sue the Sanofi Parties for) any and all debts, demands, actions, causes of action, suits, accounts, covenants, contracts, agreements, claims, controversies, disputes, obligations, judgments, rights, damages, costs, losses, expenses (including attorneys’ fees), liens, or liabilities of any and every nature whatsoever, both at law or in equity, whether known or unknown, fixed or contingent, that arose at any time prior to the First Amendment Date, or that hereafter could arise based on any act, fact, transaction, cause, matter, or thing that occurred prior to the First Amendment Date, related to the Sanofi Parties; provided, however, that the foregoing release shall not release the Sanofi Parties from their obligations under the Amended Agreement or any other agreement and document executed pursuant to or in connection with the Amended Agreement. Regulus, on behalf of itself and the Regulus Parties, hereby waives, and Regulus and the Regulus Parties shall be deemed to have waived, the benefits of: (i) Section 1542 of the Civil Code of the State of California, which provides as follows: “A general release does not extend to claims that the creditor does not know or suspect to exist in his or her favor at the time of executing the release 14 and that if known by him or her must have materially affected his or her settlement with the debtor”; and (ii) any law or common law principle of similar effect in any other jurisdiction. 10. MISCELLANEOUS. 10.1 Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party as of the First Amendment Date that: (a) it has the power and authority and the legal right to enter into this First Amendment and perform its obligations hereunder, and that it has taken all necessary action on its part required to authorize the execution and delivery of this First Amendment and the performance of its obligations hereunder; (b) this First Amendment has been duly executed and delivered on behalf of such Party and constitutes a legal, valid and binding obligation of such Party and is enforceable against it in accordance with its terms subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity, whether enforceability is considered a proceeding at law or equity; (c) with the exception of the Max-Planck Consent, the Wurzburg Consent and any required consent to the assignment by Regulus to Sanofi of any other Mir-21 Fibrosis POC Program contract listed in Schedule 10.1(c), all necessary consents, approvals and authorizations of all Regulatory Authorities and other Third Parties required to be obtained by such Party in connection with the execution and delivery of this First Amendment and the performance of its obligations hereunder have been obtained, including, without limitation, the Oxford Consent; and (d) the execution and delivery of this First Amendment and the performance of such Party’s obligations hereunder (i) do not conflict with or violate any requirement of Applicable Law or any provision of the certificate of incorporation, bylaws or any similar instrument of such Party, as applicable, in any material way, and (ii) do not conflict with, violate, or breach or constitute a default or require any consent (other than the Wurzburg Consent) not already obtained under, any Contract or court or administrative order by which such Party is bound. 10.2 Representations of Regulus. Regulus hereby represents and warrants to Sanofi as of the First Amendment Date that: (a) Schedule 10.2(a) sets forth, as of the First Amendment Date, a list of all INDs or other governmental registrations of Regulus or any of its Affiliates (and all applications therefor) by or pending with the FDA relating Mir-21 Compounds, Mir-21 Products and Companion Diagnostics for use with Mir-21 Products (such INDs and other governmental registrations, the “Mir-21 INDs”). (b) Regulus is the sole and exclusive owner of the Mir-21 INDs, all of which: are held in the name of Regulus and are in good standing, subsisting, not abandoned and valid. The execution, delivery and performance by Regulus of this Agreement, and the consummation 15 of the transactions contemplated hereby and the performance of the obligations hereunder, will result in the transfer to Sanofi of all rights, title and interests in and to the Mir-21 INDs. (c) Neither Regulus, nor any of its officers, directors or employees (nor, to the Knowledge of Regulus, any other Representatives of Regulus) have made a fraudulent statement or knowingly made an untrue statement of material fact to the FDA or any other Governmental Authority with respect to any Mir-21 Product or any Regulatory Documentation with respect to any Mir-21 Product, or failed to disclose a material fact required to be disclosed to any Governmental Authority, or committed an act, made a statement or failed to make a statement that, at the time such disclosure was made, would reasonably be expected to provide a basis for any investigation by, and no such investigation has been instituted or threatened by the FDA or any other Governmental Authority with respect to any Mir-21 Product or any Regulatory Documentation with respect to any Mir-21 Product. (d) Regulus has conducted the Mir-21 POC Programs in compliance in all material respects with the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 301 et seq., and applicable regulations promulgated thereunder by the FDA (collectively, “FDA Act”), and such applicable United States Laws governing the development, manufacture and commercialization of Mir-21 Compounds and Mir-21 Products. (e) All Mir-21 Compounds and Mir-21 Products have been and are being developed, manufactured, tested, packaged, labeled and distributed by, or on behalf of, Regulus in compliance in all material respects with applicable United States Laws, including the FDA Act, including those FDA regulations relating to: (i) “good laboratory practices,” “good clinical practices” and “good manufacturing practices,” each as defined under the FDA Act and applicable United States Laws; (ii) FDA regulations for investigational drugs in the United States; (iii) FDA regulations for the conduct of clinical studies of investigational new drugs and the protection of human subjects participating in such clinical studies, including applicable Laws pertaining to informed consent; (iv) FDA regulations for labeling of investigational new drugs in the United States; (v) FDA regulations for record keeping with respect to investigational new drugs in the United States; and (vi) filing of reports with the FDA with respect to investigational new drugs. For the avoidance of doubt, the words “by or on behalf of Regulus,” when used in this Paragraph 10.2(e), shall not include any action taken by a Third Party unless that action is or was taken with Regulus’ knowledge and at its express written direction. (f) Regulus has not received written notice of, and is not subject to, any material adverse inspection, finding of non-compliance, compelled or voluntary recall, investigation, penalty for corrective or remedial action or other compliance or enforcement action, in each case relating to the Mir-21 POC Programs or any Mir-21 Compounds and Mir-21 Products or to the facilities of Regulus where the Mir-21 POC Programs or any development activities with respect to Mir-21 Compounds and Mir-21 Products were conducted, by the FDA or any other Governmental Authority. There are no pending or threatened Legal Proceedings by the FDA or any other Governmental Authority against Regulus relating to the Mir-21 POC Programs or any Mir-21 Compounds and Mir-21 Products or to the facilities of Regulus where the Mir-21 POC Programs or any development activities with respect to Mir-21 Compounds and Mir-21 Products were conducted. 16

(g) Schedule 10.2(g) sets forth a list of all Third Parties contracted by Regulus who have performed part, or all, of any pre-clinical studies, clinical studies, manufacturing, release testing, packaging or storage services with respect to either any Mir-21 Compound or Mir-21 Product in connection with the Mir-21 Fibrosis POC Program (each a “CRO”). To the Knowledge of Regulus, (i) no CRO has received written notice of, and is not subject to, any material adverse inspection, finding of non-compliance, compelled or voluntary recall, investigation, penalty for corrective or remedial action or other compliance or enforcement action, in each case, relating specifically to the Mir-21 Fibrosis POC Program or any Mir-21 Compounds and Mir-21 Products developed by or on behalf of Regulus in connection with the Mir-21 Fibrosis POC Program and (ii) there are no pending or threatened Legal Proceedings by the FDA or any other Governmental Authority against any CRO relating to the Mir-21 Fibrosis POC Program or any Mir-21 Compounds or Mir-21 Products developed by or on behalf of Regulus in connection with the Mir-21 Fibrosis POC Program or to the facility of CRO in which any such Mir-21 Compound or Mir-21 Product is manufactured, packaged or stored. (h) Schedule 10.2(h) sets forth a list of all clinical trials and preclinical studies conducted by or under the direction of Regulus related to the Mir-21 POC Programs or any Mir-21 Compounds or Mir-21 Products. Regulus shall make available to Sanofi true, correct and complete materials relating to all such clinical trials and preclinical studies conducted in connection with the Mir-21 Fibrosis POC Program that are in its possession and control pursuant to the format and timelines set forth in Paragraph 5.3 and, upon Sanofi’s written request, will make available to Sanofi true, correct and complete materials relating to any such listed study conducted in connection with the Mir-21 Oncology POC Program that are in its possession and control. (i) Schedule 10.2(i) sets forth a list of all of the Mir-21 Contracts to be assigned (specifically excluding the Existing Regulus Agreements) and Regulus’ good faith current estimate of amounts due under any such Mir-21 Contracts to be assigned to Sanofi. (j) Regulus has provided to Sanofi true, complete and unredacted copies of the Founding Company License Agreement (including all amendments thereto), the Max Planck Agreement and the Wurzburg Agreement, each as in effect as of the First Amendment Date. The financial terms set forth in the Max Planck Agreement and the Wurzburg Agreement constitute the only financial obligations of Regulus to Max Planck and Wurzburg, respectively, with respect to any Mir-21 Compound or Mir-21 Product, including the development or commercialization thereof. As of the Amendment Date, Schedule 10.2(j) sets forth all In- License Royalties, In-License Milestones and Other In-License Payments that could become due to Existing Third Party Licensors, as a result of the Development or Commercialization of Mir 21 Products by Sanofi or any of its Affiliates or sublicensees. (k) Schedule 10.2(k) sets forth a true and complete list of the Mir-21 Product Specific Patents. Other than the Mir-21 Product Specific Patents, Regulus does not have any ownership interest in any Product Specific Patents directed to Mir-21 or to any Mir-21 Compound or Mir-21 Product. 17

(l) Schedule 10.2(l) sets forth a true and complete list of the Regulus Core Technology Patents. 10.3 Communication Plan. Regulus and Sanofi shall mutually agree in good faith on the form of any written communication to be sent to participating sites in the HERA Study, and Regulus shall deliver such written communication to each such site promptly following Sanofi’s request. 10.4 Press Release. Regulus shall issue a press release announcing the execution of this First Amendment in substantially the form attached hereto as Exhibit E. 10.5 Notices. All notices and other communications to Regulus under Section 13.5 of the Agreement shall be addressed as follows: Regulus Therapeutics Inc. 10614 Science Center Drive San Diego, California 92121 USA Attention: Chief Scientific Officer Facsimile: +1 (858) 202-6363 With a copy to: Attention: General Counsel Facsimile: +1 (858) 202-6363 or to such other address as Regulus may have furnished to Sanofi in writing in accordance with Section 13.5 of the Agreement. 10.6 Effect of First Amendment. Except as expressly amended by this First Amendment, the Agreement shall remain in full force and effect in accordance with its terms. That certain Letter Agreement between the Parties effective as of July 3, 2018, is hereby terminated and shall be of no further force or effect. 10.7 Counterparts. This First Amendment may be executed in two or more counterparts, each of which will be deemed an original, and all of which together will constitute one and the same instrument. [Signature page follows.] 18

IN WITNESS WHEREOF, the Parties hereto have caused this First Amendment to be executed by their duly authorized representatives as of the First Amendment Date. REGULUS THERAPEUTICS INC. SANOFI By: /s/ Joseph P. Hagan By: /s/ Alban de La Sabliere Name: Joseph P. Hagan Name: Alban de La Sabliere Title: President & CEO Title: Global Head of BD&L 19

SCHEDULES Schedule 5.3 Mir-21 Fibrosis POC Program Information Schedule 5.5 Mir-21 Fibrosis POC Program-Specific Materials Schedule 5.6 Mir-21 Fibrosis POC Program Service Providers Schedule 5.10 Clinical Trial Sites to be Closed Schedule 10.1(c) Consents Schedule 10.2(a) Mir-21 INDs Schedule 10.2(g) CROs Schedule 10.2(h) Clinical Trials and Preclinical Studies Schedule 10.2(i) Mir-21 Contracts Schedule 10.2(j) In-License Milestones and Other In-License Payments Schedule 10.2(k) Mir-21 Product Specific Patents Schedule 10.2(l) Regulus Core Technology Patents EXHIBITS Exhibit A Form of RG-012 IND Sponsorship Transfer Letter Exhibit B Form of RG-012 IND Sponsorship Transfer Acceptance Letter Exhibit C Form of SDEA Exhibit D-1 Form of Founding Company Stand-by License Agreement Exhibit D-2 Form of Stand-by License Agreement Exhibit E Form of Press Release 20.

SCHEDULE 5.3 Mir 21 Fibrosis POC Program Information FUNCTION DELIVERABLES SPECIFIC INFO FORMAT REQUIRED BY SUCH DELIVERABLE […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] Schedules Page 1 of 53 ***Confidential Treatment Requested

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Schedules Page 7 of 53
***Confidential Treatment Requested

[...***...]	[...***...]	
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Schedules Page 8 of 53
***Confidential Treatment Requested

	[…***…]	
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Schedules Page 9 of 53
***Confidential Treatment Requested

		[…***…]
[…***…]	[…***…]	[…***…]
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Schedules Page 10 of 53
***Confidential Treatment Requested

[...***...]	[...***...]		
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Schedules Page 11 of 53
***Confidential Treatment Requested

[…***…] Schedules Page 12 of 53 ***Confidential Treatment Requested

		[…***…]	
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Schedules Page 13 of 53
***Confidential Treatment Requested

	[…***…]	[…***…]
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Schedules Page 14 of 53
***Confidential Treatment Requested

	[...***...]		
[...***...]	[...***...]	[...***...]	
[...***...]	[...***...]		
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Schedules Page 15 of 53
***Confidential Treatment Requested

		[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]

Schedules Page 16 of 53
***Confidential Treatment Requested

[…***…] […***…] […***…] […***…] […***…] Schedules Page 17 of 53 ***Confidential Treatment Requested

SCHEDULE 5.5

Mir 21 Fibrosis POC Program-Specific Materials

	Quantity*	Book value	Comments
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
	[...***...]	[...***...]	

*Quantity listed does not include the stability samples, reference samples, and reference standards (including the primary API standard), the ownership of each of which shall also be transferred to Sanofi [[...***...]], even if Sanofi chooses that such samples remain in their current location.

Schedules Page 18 of 53
***Confidential Treatment Requested

SCHEDULE 5.6 Mir 21 Fibrosis POC Program Service Providers Manufacturing […***…] […***…] […***…] […***…] Clinical Operations […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] Pre-Clinical […***…] […***…] […***…] […***…] […***…] Regulatory […***…] Schedules Page 19 of 53 ***Confidential Treatment Requested

SCHEDULE 5.10
Clinical Trial Sites to be Closed

Protocol #	Site #	PI Name	Site Name
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
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[...***...]	[...***...]	[...***...]	[...***...]
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[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]
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Schedules Page 20 of 53
***Confidential Treatment Requested

[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
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Schedules Page 21 of 53
***Confidential Treatment Requested

SCHEDULE 10.1(c) Consents Vendors who require some form of consent to assign contract: [[…***…] […***…] […***…] […***…]] Schedules Page 22 of 53 ***Confidential Treatment Requested

SCHEDULE 10.2(a) Mir 21 INDs IND and Orphan designations […***…] […***…] […***…] Clinicaltrials.gov registrations […***…] […***…] […***…] EudraCT registrations […***…] Schedules Page 23 of 53 ***Confidential Treatment Requested

SCHEDULE 10.2(g) CROs […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] Schedules Page 24 of 53 ***Confidential Treatment Requested

[…***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] Schedules Page 25 of 53 ***Confidential Treatment Requested

[…***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] Schedules Page 26 of 53 ***Confidential Treatment Requested

SCHEDULE 10.2(h) Clinical Trials and Preclinical Studies MIR-21 FIBROSIS POC PROGRAM STUDY ID TITLE / DESCRIPTION Clinical Trials […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] Preclinical Studies […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] Schedules Page 27 of 53 ***Confidential Treatment Requested

[…***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] Schedules Page 28 of 53 ***Confidential Treatment Requested

[…***…] […***…] MIR-21 FIBROSIS STUDY ID TITLE / DESCRIPTION […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] Schedules Page 29 of 53 ***Confidential Treatment Requested

[…***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] Schedules Page 30 of 53 ***Confidential Treatment Requested

[…***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] Schedules Page 31 of 53 ***Confidential Treatment Requested

[…***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] Schedules Page 32 of 53 ***Confidential Treatment Requested

[…***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] MIR-21 ONCOLOGY STUDY ID TITLE / DESCRIPTION […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] Schedules Page 33 of 53 ***Confidential Treatment Requested

[…***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] Schedules Page 34 of 53 ***Confidential Treatment Requested

[…***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] Schedules Page 35 of 53 ***Confidential Treatment Requested

[…***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] MIR-21 OTHER STUDY ID TITLE / DESCRIPTION […***…] […***…] […***…] […***…] Schedules Page 36 of 53 ***Confidential Treatment Requested

SCHEDULE 10.2(i) Mir 21 Contracts Estimated Contract Value ($ USD) As of 11/5/2018 Total Remaining Cash Paid Expense Contract Contract to Date* to Date* Category Protocol Vendor Description Value Value [[…***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] Schedules Page 37 of 53 ***Confidential Treatment Requested

[…***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…]] * If expense to date exceeds cash paid to date, Regulus shall be responsible for outstanding accounts payable as of the First Amendment Date. If cash paid to date exceeds Regulus expense to date, Sanofi will not reimburse Regulus for such prepaid expenses. Schedules Page 38 of 53 ***Confidential Treatment Requested

SCHEDULE 10.2(j)

In License Milestones and Other In-License Payments

Agreement	Patent Expenses	Sublicense Income	Milestones Event	Milestones Amount	Royalties
Max-Planck Agreement	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
			[…***…]	[…***…]	
			[…***…]	[…***…]	
			[…***…]	[…***…]	
			[…***…]		
Wurzburg Agreement	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
			[…***…]	[…***…]	
			[…***…]	[…***…]	
			[…***…]	[…***…]	
			[…***…]	[…***…]	
			[…***…]	[…***…]	
			[…***…]	[…***…]	

Schedules Page 39 of 53

***Confidential Treatment Requested

[…***…] Ionis (Isis) […***…] […***…] […***…] […***…] & Alnylam License Agreement Schedules Page 40 of 53 ***Confidential Treatment Requested

SCHEDULE 10.2(k)

Mir 21 Product Specific Patents

Regulus-owned

Regulus Reference	Status	Country	Application Number	Official Filing Date	Patent Number	Issue Date	Owner
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]			[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]			[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]			[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]			[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]			[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
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Schedules Page 41 of 53

***Confidential Treatment Requested

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Schedules Page 42 of 53
***Confidential Treatment Requested

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Schedules Page 43 of 53
***Confidential Treatment Requested

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Schedules Page 44 of 53
***Confidential Treatment Requested

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Schedules Page 45 of 53
***Confidential Treatment Requested

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Schedules Page 46 of 53
***Confidential Treatment Requested

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Schedules Page 47 of 53
***Confidential Treatment Requested

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Licensed from Wuerzburg

Client Reference	Attorney Reference	Status	Country	Application Number	Official Filing Date	Publication Number	Publication Date	Patent Number	Issue Date	Owner
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Schedules Page 48 of 53
***Confidential Treatment Requested

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Schedules Page 49 of 53
***Confidential Treatment Requested

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Schedules Page 50 of 53
***Confidential Treatment Requested

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SCHEDULE 10.2(I)

Regulus Core Technology Patents

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Schedules Page 52 of 53

***Confidential Treatment Requested

[…***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] […***…] Schedules Page 53 of 53 ***Confidential Treatment Requested

EXHIBIT A Form of RG-012 IND Sponsorship Transfer Letter CHANGE IN SPONSOR OF AN APPLICATION Transfer of […***…] Regulus Therapeutics Inc. hereby transfers all rights and obligations for […***…] to Genzyme Corporation, 50 Binney Street, Cambridge, Massachusetts 02142 USA. Effective <<Date>> the ownership and all rights and responsibilities to the above referenced investigational new drug application shall transfer to Genzyme Corporation. ***Confidential Treatment Requested

EXHIBIT B Form of RG-012 IND Sponsorship Transfer Acceptance Letter CHANGE IN SPONSOR OF AN APPLICATION Acceptance of […***…] Genzyme Corporation, 50 Binney Street, Cambridge, Massachusetts 02142 USA hereby accepts all rights and obligations for […***…] from Regulus Therapeutics Inc. Effective <<Date>> the ownership and all rights and responsibilities to the above referenced investigational new drug application are accepted by Genzyme Corporation, 50 Binney Street, Cambridge, Massachusetts 02142 USA. ***Confidential Treatment Requested

EXHIBIT C Form of SDEA

Global SDEA between SANOFI GPV and REGULUS for therapeutic MicroRNA Mir-21 Compounds and Products for use in Fibrosis SAFETY DATA EXCHANGE AGREEMENT for therapeutic MicroRNA Mir-21 Compounds and Products for use in Fibrosis between SANOFI-AVENTIS RECHERCHE & DEVELOPPEMENT S. A and REGULUS THERAPEUTICS INC Authorized by: SANOFI-AVENTIS Recherche & REGULUS THERAPEUTICS INC Développement S.A. duly represented by SANOFI GLOBAL PHARMACOVIGILANCE (SANOFI GPV)] Signature: Signature: Name: Stephen LIN, MD Name: Position: Chief Safety Officer, Head of Position: Sanofi GPV Date: Date: Page 1 of 21

Global SDEA between SANOFI GPV and REGULUS for therapeutic MicroRNA Mir-21 Compounds and Products for use in Fibrosis Table of Contents ARTICLE 1. RECITAL ............................................................................................................... 3 ARTICLE 2. DEFINITIONS ....................................................................................................... 4 ARTICLE 3. GENERAL PROVISIONS ..................................................................................... 4 3.1. Purpose and Scope ............................................................................................................ 4 3.2. Common language ............................................................................................................ 4 3.3. Overall governance ........................................................................................................... 5 3.4. Product .............................................................................................................................. 5 3.5. Territory ............................................................................................................................ 5 ARTICLE 4. PHARMACOVIGILANCE SYSTEM AND COMPLIANCE .............................. 5 4.1. Regional or National QPPV or Local Contact Person for Pharmacovigilance ................ 5 4.2. Contacts ............................................................................................................................ 5 4.3. PV procedures and PV system ......................................................................................... 5 4.4. Contractors & sub-contractors .......................................................................................... 6 4.5. Training ............................................................................................................................ 6 4.6. Safety database ................................................................................................................. 6 4.7. Safety report: DSUR ........................................................................................................ 6 4.8. ICSR exchange ................................................................................................................. 6 4.9. Emerging safety issues, alerts, crisis or regulatory actions for safety reasons ................. 7 4.10. Regulatory inspection ....................................................................................................... 7 4.11. Audits ............................................................................................................................... 7 4.12. Compliance and notification of late submissions to regulatory authorities ..................... 8 ARTICLE 5. SDEA LIFE CYCLE .............................................................................................. 8 5.1. Business continuity plan ................................................................................................... 8 5.2. Dispute resolution, jurisdiction and governing law .......................................................... 8 5.3. Confidential information .................................................................................................. 9 5.4. Data privacy ..................................................................................................................... 9 5.5. Record retention and management ................................................................................... 9 5.6. Amendment and variation ................................................................................................ 9 5.7. Term and termination ..................................................................................................... 10 APPENDICES ............................................................................................................................ 11 APPENDIX 1: DEFINITIONS .................................................................................................. 11 APPENDIX 2: PRODUCTS AND TERRITORIES .................................................................. 15 APPENDIX 3: ABBREVIATIONS ........................................................................................... 16 APPENDIX 4: CONTACTS ...................................................................................................... 17 APPENDIX 5: SDEA VERSION HISTORY ............................................................................ 21 Page 2 of 21

Global SDEA between SANOFI GPV and REGULUS for therapeutic MicroRNA Mir-21 Compounds and Products for use in Fibrosis ARTICLE 1. RECITAL This Safety Data Exchange Agreement (SDEA) is entered into and made effective on last party signature date, (the « Effective Date ») by and between SANOFI-AVENTIS RECHERCHE & DEVELOPPEMENT S.A. (SAR&D)) having its registered office at 1, Avenue Pierre Brossolette - 91380 Chilly-Mazarin, France and represented for the purposes hereof by the Sanofi Global Pharmacovigilance department (“SANOFI GPV”) and REGULUS THERAPEUTICS INC., a Delaware Corporation, having its registered office at 10614 Science Center Drive, San Diego, California 92121-1121. and represented for the purposes hereof by REGULUS. SAR&D and REGULUS, are each individually referred herein as a “Party” and collectively as the “Parties”. On 21-Jun-2010, the REGULUS and SANOFI (an affiliate of SAR&D) entered into a Collaboration and License Agreement for therapeutic MicroRNA Compounds and Products pursuant to which both Parties agreed to conduct a Research Program to identify one or more Licensed Compounds for a limited number of Collaboration Targets and REGULUS granted SANOFI exclusive rights to Licensed Compounds and Products arising from the Research Program. On 16-Jul-2012, REGULUS and SANOFI amended the original agreement under which the Parties agreed to expand the scope of the Research Program; On 04-Feb-2014, the Second Amended and Restated collaboration and License Agreement was made and entered into (the “Master Agreement”). Subject to the Master Agreement, REGULUS granted to SANOFI a worldwide, royalty bearing, exclusive license, with the right to grant sublicenses, under the Regulus Know-How and REGULUS Patents to Research, Develop, make, have made, use, gain Approval, Commercialize, sell, offer for sale, have sold, export and import Mir-21 and Mir-221/222 Compounds, Mir-21/ Mir-221/222 Products, and Companion Diagnostics for use with Mir-21/ Mir-221/222 Products; in each case, in the Product Field (the “Mir-21 License”; “Mir-221/222 License”). Except as otherwise specified in the R&D Plan or a POC Program Plan, the Parties acknowledge and agree that SANOFI will be solely responsible for the manufacturing, stability testing and supply of finished drug Product. Regulus has suspended the Mir-21 Fibrosis POC Program and has requested that Sanofi restructure the Agreement and take responsibility for obligations of Regulus under the Agreement, including the administration and expense of clinical trials related to the Mir-21 Fibrosis POC Program; Sanofi has agreed to restructure the Master Agreement as it pertains to the Mir-21 POC Programs, Mir-21 Compounds, and Mir-21 Products, as requested by Regulus and on the terms and subject to the conditions set forth in the First Amendment to the Master Agreement effective as of XX-November 2018. The Parties entered into this SDEA to set forth the rules governing the timely exchange of pharmacovigilance data (the PV Data) so that both SANOFI GPV and REGULUS, as Marketing authorization holder (MAH), sponsor, Investigational New Drug (IND), or Clinical Trial Application (CTA) holder for the Product can fulfill their regulatory reporting obligations with respect to pharmacovigilance in their respective territories. Where the name ‘SANOFI’ is used in this SDEA, it refers generally to the SANOFI group of companies, including all Affiliates. This SDEA constitutes the entire agreement between the Parties regarding the subject matter hereof and supersedes all previous versions of the SDEA and / or any specific PV operating procedures regarding the Products, whether written or oral, agreed upon by and between the Parties. The Parties and their respective Affiliates are bound by, and shall act in accordance with, the provisions set out in this SDEA except to the extent that they conflict with any legal or regulatory requirements applicable to either Party in a given Territory. Page 3 of 21

Global SDEA between SANOFI GPV and REGULUS for therapeutic MicroRNA Mir-21 Compounds and Products for use in Fibrosis The Parties further understand that the purpose of this SDEA is not to modify the Master Agreement, but, rather to further define their respective roles in respect of the subject matter hereof. In the event of any conflict of interpretation between the Master Agreement and this SDEA, the Master Agreement shall prevail except in relation with the pharmacovigilance rules and obligations set forth in this SDEA. The Appendices to this SDEA comprise part of and shall be construed in accordance with the terms of this SDEA. In the event of any inconsistency between the Appendices to this SDEA and the terms of this SDEA, the terms of this SDEA shall prevail. ARTICLE 2. DEFINITIONS Pharmacovigilance terms used in this SDEA are those terms used and defined by the International Conference on Harmonization (ICH) and adopted by regulatory authorities and associated guidelines concerning medicinal products for human use, as amended from time to time. Such definitions are deemed to be incorporated by reference into this SDEA. In the event of any inconsistencies between the defined terms set out herein and those adopted by the ICH or EMA or the United States Food and Drug Administration (FDA), the terms of this SDEA shall prevail. The defined terms from the Master Agreement shall prevail except for pharmacovigilance definitions and provisions. Definitions are included in the Appendix 1 of this SDEA. ARTICLE 3. GENERAL PROVISIONS 3.1. Purpose and Scope The purpose of this SDEA is to: • Define responsibilities, format, content, methods of transmission and timelines for safety information exchange for the Products, (as such term is hereinafter specifically defined for the purpose hereof), • And thus to enable the Parties, and their respective Affiliates as necessary, to comply with their regulatory reporting obligations under applicable laws in their respective Territory. The scope of the SDEA relates to the pharmacovigilance surveillance of the Product, the collection and exchange of PV Data associated with the use of the Product. 3.2. Common language All information exchanged between the Parties shall always be provided in English. Therefore, any document to be provided by one Party to the other under the specific provisions of this SDEA (whether from regulatory authorities or other sources as specified herein) in a language other than English shall be translated into English by the Party providing the document. Page 4 of 21

Global SDEA between SANOFI GPV and REGULUS for therapeutic MicroRNA Mir-21 Compounds and Products for use in Fibrosis 3.3. Overall governance The Parties have a legal and / or regulatory responsibility to oversee and manage the safety of the Products. The following regulations or guidance related to pharmacovigilance, as may be updated from time to time, are referenced to determine overall governance of this SDEA: United States (“US”) Food and Drug Administration (“FDA”) Code of Federal Regulations (“CFR”) Title 21 (“FDA 21 CFR”), Health Canada Food and Drug Regulations, Japan Ministry of Health, Labour and Welfare (“MHLW”), Pharmaceutical and Medical Devices Agency (“PMDA”) Pharmaceutical Affairs Law, International Conference on Harmonization (“ICH”) of Technical Requirements for Registration of Pharmaceuticals for Human Use, pertinent European Union (“EU”) Regulations, Directives, and Guidance and local regulations as needed. Hereinafter defined as (the “Applicable Regulations”) in this SDEA. 3.4. Product Shall mean the products listed in Appendix 2 of this SDEA. 3.5. Territory Shall mean the territories listed in Appendix 2 of this SDEA. ARTICLE 4. PHARMACOVIGILANCE SYSTEM AND COMPLIANCE SANOFI GPV will be MAH and establish a pharmacovigilance system and ensure compliance. 4.1. Regional or National QPPV or Local Contact Person for Pharmacovigilance Where national or local regulations in the Territory require a nominated or responsible individual who has specific legal obligations for PV at a national or local level, the Party responsible for that Territory shall designate an appropriately qualified individual to fulfil this role. The Parties agree to provide reasonable assistance to such individuals in complying with their legal and regulatory obligations and responsibilities. 4.2. Contacts Contact details for personnel responsible for administration of this SDEA are listed in Appendix 4 of this SDEA. Any changes to contact information (fax, phone number, mail or email addresses, and contact person(s) for a given Party must be provided to the other Party in writing as soon as possible after the change occurs. The change of contact information shall not require the Parties to sign a formal written amendment. 4.3. PV procedures and PV system Each Party must have an appropriate pharmacovigilance system in place in order to comply with the safety reporting obligations as provided in the Applicable Regulations and under this SDEA. The other Party may verify the existence of such a system by appropriate and reasonable means, including, but not limited to, by regular or ad hoc meetings, and minuted telephone conferences, the use of questionnaires or audits (also refer to Article 4.10 “Audit”). Page 5 of 21

Global SDEA between SANOFI GPV and REGULUS for therapeutic MicroRNA Mir-21 Compounds and Products for use in Fibrosis In addition, quality management processes and quality control may be used for such purposes. Exchange of partner compliance measurements may be also used. 4.4. Contractors & sub-contractors Each Party may delegate its responsibilities hereunder in whole or in part to its respective Affiliates or to a third party of it choosing duly authorized to manage safety data related to this SDEA, the Party will ensure that such contractors and sub-contractors fulfil the requirements of this SDEA and are bound by confidentiality clause in their agreements with such contractors and sub-contractors involved in activities covered by this SDEA. Notwithstanding such delegation the delegating Party remains responsible for the actions of the contractor. 4.5. Training The Parties shall ensure that all relevant members of their staff performing tasks linked to this SDEA, including contractors, are adequately trained on the processes relating to their responsibilities in pharmacovigilance. A copy of the training documentation can be provided upon request from the other Party. Basic pharmacovigilance training is mandatory for all staff upon joining the company and annually thereafter. 4.6. Safety database SANOFI GPV shall establish and maintain the Global Safety Database, which shall be the central safety repository for the applicable Licensed Compounds/Products. REGULUS shall not have direct, physical access to the Global Safety Database. Upon request from SANOFI GPV, REGULUS will promptly transfer all safety information regarding the applicable Licensed Compounds or Products, including, if applicable, adverse events, and drug exposure during pregnancy data that it has regarding the Licensed Compounds or Products to SANOFI GPV for entry into the Global Safety Database. 4.7. Safety report: DSUR SANOFI GPV is responsible to prepare, establish and submit to the competent authorities the DSUR for the clinical study RG-012. SANOFI GPV sent the final executive summary of DSUR copy to REGULUS at time of the distribution of the DSUR. 4.8. ICSR exchange SANOFI GPV is responsible of the collect, treatment and submission of the ICSRs for the product. SANOFI GPV sent to REGULUS SUSARs occurred in the studies, in CIOMS I format by email. The timelines are applied below to share SUSAR with REGULUS for RG-012: Type of Report exchange SANOFI GPV to REGULUS Serious Related Adverse Events (“SAE”) from interventional clinical studies Fatal or life-threatening related Within […***…] ([…***…]) calendar days of Receipt Date SAEs All other related SAEs Within […***…] ([…***…]) calendar days of Receipt Date ***Confidential Treatment Requested Page 6 of 21

Global SDEA between SANOFI GPV and REGULUS for therapeutic MicroRNA Mir-21 Compounds and Products for use in Fibrosis 4.9. Emerging safety issues, alerts, crisis or regulatory actions for safety reasons The Parties agree to inform each other promptly of any Emerging Safety Issue (i.e. leading to changes in the known risk-benefit balance of the Product and / or impact on public health), regulatory inquiries or regulatory action, alert or crisis linked to the safety of the Product and to collaborate together to manage the situation and to protect public health. Examples of Regulatory actions and / or inquiries and / or expected or pending actions for safety reasons include, but are not limited to: • Marketing authorization withdrawal or suspension, • Failure to obtain a marketing authorization renewal, • Restrictions on distribution, • Clinical trial suspension, or protocol amendment for safety and / or efficacy reasons, • Dosage modification for safety reasons, • Changes in target population or indications for safety reasons, • Formulation changes for safety reasons, or • Modification of the investigator brochure and / or core safety data sheet and / or labeling for safety reasons, or • Existence of counterfeits etc. Any of these and other important safety information need to be reported to the other Party as soon as possible and no later than […***…] business days depending on the nature of issue. 4.10. Regulatory inspection Each Party agrees to notify the other Party as soon as possible of any intention by a regulatory authority to perform a pharmacovigilance-related inspection. Each party agrees to provide the other Party with necessary information in order to comply with any requests in relation to such an inspection. Each Party agrees to take remedial action in a timely manner to correct any act or omission identified by the regulatory authority inspection to the inspected Party 4.11. Audits Either Party is entitled, at its own expense, to audit the other Party to monitor compliance with the requirements set forth in this SDEA and in Applicable Regulations: i) In case of any actual or suspected material lack of compliance with (including any breach of) the terms and conditions of this SDEA and / or of the Applicable Regulations (the "For Cause Audit"). ii) If one Party is chosen through the risk-based approach audit strategy of the other Party (the “Routine Audit”) In each of the situations listed in this Article i) and ii), one Party (the "Auditing Party"), may initiate an audit of the other Party (the "Audited Party") by reasonable advance written notice of not less than […***…] ([…***…]) calendar days, except in case a serious event necessitates an urgent extraordinary audit, to the Audited Party. Such audit shall be conducted during normal business hours and not more than once a year for situation i and ii. Each Party shall make available, and shall provide assigned auditors with access to, pharmacovigilance department staff and relevant personnel, its Safety Database, relevant ***Confidential Treatment Requested Page 7 of 21

Global SDEA between SANOFI GPV and REGULUS for therapeutic MicroRNA Mir-21 Compounds and Products for use in Fibrosis facilities, procedures, and records and any approved subcontractors in order to verify compliance with this SDEA and all Applicable Regulations. Any such audit may either be performed by the internal employees of the Parties or by a third-party auditor. In any situation, the auditors will have reasonable qualifications and experience in Pharmacovigilance auditing. The Parties shall discuss and collaborate as necessary to resolve any audit findings or observations and implement corrective and preventative actions (CAPA) to rectify any non-compliance identified by the auditors. Both Parties shall follow-up on open CAPAs as needed until completion. All information provided, reviewed or received during the course of an audit, including any and all data received or observations made from such audit, shall be treated as Confidential Information and shall not be used for any purpose other than the audit by the receiving Party. 4.12. Compliance and notification of late submissions to regulatory authorities Where a Party does not submit any information in the scope of this SDEA in the necessary timeframes, the other Party may request root cause analysis and further information regarding, for example, quality management processes, quality control and compliance measurements, not to be unreasonably withheld. A Party may request that the defaulting Party takes appropriate CAPA, as necessary, to prevent a recurrence. Any CAPA taken shall be documented and provided to the other Party. If there is any detection of trends of increasing or persistent non-compliance with the provisions of this SDEA, both Parties shall agree in writing on mechanisms to solve the issues and monitor improvement over time. CAPA will be requested by the other Party when Individual Case Safety Report (ICSR) or Periodic Safety Report (PSR) are not exchanged in a timely manner and result in late submission to a regulatory authority. ARTICLE 5. SDEA LIFE CYCLE 5.1. Business continuity plan Both Parties agree to have documented and tested measures in place to ensure contingency planning for the tasks and responsibilities outlined in this SDEA. 5.2. Dispute resolution, jurisdiction and governing law The Parties shall endeavor to settle amicably any dispute arising out of the interpretation or performance of this SDEA. In case no amicable settlement of the dispute can be reached within a reasonable timeframe including by involving the respective pharmacovigilance senior management of the Parties, then the dispute shall be resolved in accordance with the relevant dispute resolution provisions of the Master Agreement governing the Applicable Law and Dispute. Resolution shall apply with respect to any claim, dispute or controversy of whatever nature arising out of or relating to this SDEA. Page 8 of 21

Global SDEA between SANOFI GPV and REGULUS for therapeutic MicroRNA Mir-21 Compounds and Products for use in Fibrosis 5.3. Confidential information All information exchanged orally or in writing under this SDEA shall be considered as confidential (“Confidential Information”), and neither Party may disclose any Confidential Information to any third parties. The provisions of this article shall not apply to a Party that proves that the information falls into any of the following categories: (a) Information which is, or which will be generally available to the public other than as a result of disclosure by a Party (b) Information which is known to a Party and is further evidenced by written records, before receipt under this SDEA (c) Information which is disclosed in good faith to a Party by a third party under no obligation of confidentiality vis-à-vis the other Party (d) Information which is legally required to be disclosed by a Party by any judicial authority, provided that in that latter case this Party informs the other Party immediately and shall furnish only that portion of the information which is legally required to be disclosed (e) Information which is clearly identified as being necessary to a third party, as long as such third party is bound by written confidential disclosure undertakings to SANOFI GPV or to REGULUS with provisions at least commensurate with those in this SDEA. The restrictions contained in this article 5.3 shall continue to apply after termination of this SDEA without limit in time. 5.4. Data privacy Both Parties shall collect, use, and disclose Safety Information governed by this SDEA in compliance with applicable privacy and data protection laws, rules, and regulations. Each Party shall implement all reasonable physical, technical, and administrative safeguards to protect PV Data information from loss, misuse, and unauthorized access, disclosure, alteration, destruction and to ensure that data privacy legislations are followed. The Parties shall notify each other promptly of any suspected breach of this clause. 5.5. Record retention and management Both Parties shall maintain reports and all source documentation related to PV Data, as well as other information necessary to monitor the safety of the Products, for a time period required by their respective internal procedures and / or Applicable Regulations, whichever is longer. All source documentation shall be made available to the other Party in reasonable time frame upon request. Prior to destroying any safety records, a Party will notify the other Party of its intention to do so, affording the other Party the opportunity to retain such records if it so wishes. This Article shall remain in full force and effect for […***…] after termination of this SDEA. 5.6. Amendment and variation The Parties understand and agree that the procedures set out in this SDEA may be amended at any time, by mutual written agreement between the Parties, to ensure that they comply with Applicable Regulations to improve compliance with pharmacovigilance activities covered by this SDEA. Upon the written request of either Party, the Parties shall meet within […***…] ([…***…]) calendar days of such request to renegotiate in good faith the provisions in ***Confidential Treatment Requested Page 9 of 21

Global SDEA between SANOFI GPV and REGULUS for therapeutic MicroRNA Mir-21 Compounds and Products for use in Fibrosis question. The amended SDEA will not take effect until reviewed and signed by authorized representatives of each Party. No variation of this SDEA, with the exception of the Appendices attached, shall be valid unless it is in writing and signed by or on behalf of each of the Parties. Any variation of the Appendices shall not require this SDEA to be re-issued and signed, but shall require the written acknowledgement of both Parties. Changes of contact persons (cf. Appendix 4 to this SDEA), of fax or telephone numbers, or of mail or e-mail addresses shall not require signing an amendment and shall only be notified unilaterally in writing by one Party to the other Party. Changes that could impact the distribution of safety information (e.g., of expedited and periodic safety reports) must be communicated without delay. 5.7. Term and termination The term of this SDEA will commence on the “Effective Date” and shall continue in force for as long as both of the Parties have a legitimate interest in Products or until both Parties agree to terminate this SDEA. For the avoidance of doubt, those obligations, which by their nature are on-going regulatory requirements, for example, maintaining records and supporting product complaint investigations, [Article 5.3] Confidentiality; [Article 5.5] Record Retention and Management shall survive. Upon and subsequent to the expiration or earlier termination of this SDEA, SANOFI GPV shall forward to REGULUS, within […***…] ([…***…]) Business Day, any Safety Information received regarding the Product and in exceptional cases, provide support to the other Party regarding inspection requests after termination of the SDEA. ***Confidential Treatment Requested Page 10 of 21

Global SDEA between SANOFI GPV and REGULUS for therapeutic MicroRNA Mir-21 Compounds and Products for use in Fibrosis APPENDICES APPENDIX 1: DEFINITIONS “Adverse Event” or “AE” shall mean any untoward medical occurrence in a patient or clinical trial subject administered Product and which does not necessarily have a causal relationship with this treatment. An AE can therefore be any unfavorable and unintended sign (e.g. an abnormal laboratory finding), symptom, or disease temporally associated with the use of a Product, whether or not considered related to the Product. In addition to the foregoing, in the context of clinical trials an AE will also mean events associated with and / or possibly attributable to the clinical trial protocol design or clinical trial procedures. “Adverse Event of Special Interest” or “AESI” shall mean an adverse event (serious or non-serious) of scientific and medical concern specific to the Product, for which ongoing monitoring and rapid communication by the investigator to the relevant sponsor of the clinical trial may be appropriate. Such events may require further investigation in order to characterize and understand them. “Affiliate or Affiliated Company(/ies)” shall mean any company which controls, is controlled by or is under common control of SANOFI or REGULUS. For the purposes hereof, “control” shall mean the direct or indirect ownership of at least fifty per cent (50%) of the voting share capital of any company or the power to designate a majority of the members of its principal management body. “Adverse Reactions” or “ADR”: shall mean Regarding pre-approval clinical experience: “All noxious and unintended responses to medicinal product related to any dose should be considered adverse drug reactions.” The phrase “responses to a medicinal product” means that a causal relationship between a medicinal product and an adverse event is at least a reasonable possibility (i.e., the relationship cannot be ruled out). Regarding marketed medicinal products: “An ADR is a response to a drug which is noxious and unintended and which occurs at any doses normally used in man for prophylaxis, diagnosis, therapy of disease or for modification of physiological function.” “Data Lock Point”: shall mean the date designated as the cut-off date for data to be included in the periodic safety reports for the Product (e.g. DSUR, Semi-annual Safety Reports (SASR)) based on the development international birth date. Page 11 of 21

Global SDEA between SANOFI GPV and REGULUS for therapeutic MicroRNA Mir-21 Compounds and Products for use in Fibrosis “Emerging Safety Issue” (as per Guideline on good pharmacovigilance practices (GVP) Module IX): A safety issue considered by a marketing authorization holder to require urgent attention by the competent authority because of the potential major impact on the risk-benefit balance of the medicinal product and / or on patients’ or public health, and the potential need for prompt regulatory action and communication to patients and healthcare professionals. Examples include: • major safety issues identified in the context of ongoing or newly completed studies, e.g. an unexpectedly increased rate of fatal or life- threatening adverse events; • major safety issues identified through spontaneous reporting or published in the scientific literature, which may lead to considering a contra-indication, a restriction of use of the medicinal product or its withdrawal from the market; • major safety-related regulatory actions outside the EU, e.g. a restriction of the use of the medicinal product or its suspension. “ICSR” shall mean the document summarizing all available information related to an individual case safety report at a specific point of time. An Individual Case Safety Report (ICSR) is considered valid as soon as the four minimal elements are cumulatively available: 1. An identifiable patient 2. An identifiable reporter 3. At least one suspect medicinal Product concerned by this SDEA 4. At least one suspected adverse reaction or a special reporting situation as defined below (see PV data) “Pharmacovigilance or (PV) Data” shall mean the following sources and circumstances : • Serious Adverse Events (as defined below) from solicited reporting schemes including interventional studies, i.e., the solicited serious adverse events whether or not causally related to the Products. • Adverse Events of Special Interest (AESIs) (as defined above). • Adverse Event (AE) associated with a suspected or confirmed falsified medicinal Products or with a quality defect of a medicinal Products. • The following special situations, even when no AE has occurred: suspected interaction(s), Products, or Products metabolite(s), exposure to embryos, fetuses or children via parent (including breastfeeding), lack of therapeutic efficacy, intentional or unintentional overdose of the Products, misuse and / or abuse of the Products including off label use (i.e. use outside the terms of the marketing authorization), medication errors (e.g. erroneous dispensing), events occurring during occupational Page 12 of 21

Global SDEA between SANOFI GPV and REGULUS for therapeutic MicroRNA Mir-21 Compounds and Products for use in Fibrosis exposure, suspected transmission via the medicinal Products of an infectious agent. • Unintended beneficial effects, Safety Signals as defined hereafter and any other information relevant to the safety of the Products. “Non-Valid ICSR” shall mean a document summarizing all available information related to an individual case safety report at a specific point of time which is missing one of the four minimal elements (see ICSR definition above): aside from at least one active substance or suspect medicinal Product concerned by this SDEA. “Receipt Date/Day 0” shall mean the first day when a Party or any entity acting on behalf of such Party gains knowledge of an ICSR, whether valid or non-valid, irrespective of whether the information is received during a weekend or public holiday. This date is considered as Day “0” for reporting of valid ICSR to the EMA or any other competent authority. “Risk” shall mean any risk relating to the quality, safety or efficacy of the Product as regards patient’ health or public health and any risk of undesirable effects on the environment. “Safety Signal” shall mean information that arises from one or multiple sources (including observations and experiments) which suggests a new potentially causal association or a new aspect of a known association between an intervention and an event or set of related events, either adverse or beneficial that is judged to be of sufficient likelihood to justify verification action. “Serious Adverse Event” or “SAE” A serious adverse event is any untoward medical occurrence that at any dose: • Results in death; • Is immediately life-threatening (which means): the patient was at risk of death at the time of the event; it does not refer to an event which hypothetically might have caused death if it was more severe); • Requires inpatient hospitalization or prolongation of existing hospitalization; • Results in persistent or significant disability and / or incapacity; • Is a congenital anomaly or birth defect, or • Is an Important Medical Event (IME): Medical and scientific judgment should be exercised in deciding whether an event is a serious adverse event and therefore subject to the expedited reporting set out in this SDEA such as important medical events that may not be immediately life-threatening or result in death or hospitalization but may jeopardize the patient or may require intervention to prevent one of the other outcomes listed in the definition above. Examples of such events are intensive treatment in an emergency room or at home for allergic bronchospasm, Page 13 of 21

Global SDEA between SANOFI GPV and REGULUS for therapeutic MicroRNA Mir-21 Compounds and Products for use in Fibrosis blood dyscrasias, convulsions that do not result in hospitalization, or development of drug dependency or drug abuse (ICH topic E2A). Page 14 of 21

Global SDEA between SANOFI GPV and REGULUS for therapeutic MicroRNA Mir-21 Compounds and Products for use in Fibrosis APPENDIX 2: PRODUCTS AND TERRITORIES Protocol study number: RG-012 Products Therapeutic MicroRNA compounds and products: • Mir-21 Compounds for the use in Fibrosis • Mir-21 Products for the use in Fibrosis Territories Worldwide Page 15 of 21

APPENDIX 3: ABBREVIATIONS ADR Adverse Drug Reaction AE Adverse Experience and / or Event CTA Clinical Trial Application DSUR Development Safety Update Report GPV Global Pharmacovigilance EEA European Economic Area EMA European Medicines Agency EU European Union ICH International Conference on Harmonization ICSR Individual Case Safety Report IND Investigational New Drug INN International Non-proprietary Name MAH Marketing Authorization Holder PBRER Periodic Benefit Risk Evaluation Report PSMF Pharmacovigilance System Master File PSR Periodic Safety Report PV Pharmacovigilance QPPV Qualified Person for PV RA Regulatory Authority SAE Serious Adverse Event SDEA Safety Data Exchange Agreement SOP Standard Operating Procedure Page 16 of 21

Global SDEA between SANOFI GPV and REGULUS for therapeutic MicroRNA Mir-21 Compounds and Products for use in Fibrosis

APPENDIX 4: CONTACTS
SANOFI Entities

USA Genzyme 675 West Kendall St Cambridge, MA 02142	USA SANOFI 55 Corporate Drive Box 5925 Bridgewater, NJ 08807	France SANOFI 1 avenue Pierre Brossolette 91385 CHILLY-MAZARIN Cedex

Chief Safety Officer - Head of Global Pharmacovigilance (GPV)
Stephen LIN, MD

EU-Qualified Person for Pharmacovigilance (EU-QPPV)
Eric TEO, MD

Deputy Qualified Person for Pharmacovigilance (Deputy QPPV)

General Medicines
Nathalie Rabault

Diabetes/ Cardiovascular/ Generics
Leslie Dondey-Nouvel

Rare diseases/ Multiple Sclerosis/ Immunology/ Oncology/ Consumer Healthcare
Hadj Benzerdjeb

Contacts in case of emerging safety issue / PV alert or crisis / Regulatory inspections, audit / Regulatory Authorities queries

Head of GPV: Stephen Lin
And QPPV: EU-QPPV-Office-Sanofi@sanofi.com
Cc: WW-PV-SDEA-Team@sanofi.com

Contacts for SDEA related topics and contact update (to reach SDEA Managers in charge of the SDEA)
Generic SDEA email box : WW-PV-SDEA-Team@sanofi.com

ICSR transmission from HANSAmed to SANOFI GPV including sending of ICSR reconciliation listings For marketed products: cl-Partners-CPV@sanofi.com back-up in case of transmission failure: fax: +33 1 60 49 70 70 This mailbox is also to be used for medical questions regarding ICSRs. Please send ICSRs preferably by e-mail in form of a pdf attachment transformed from word.
Issues with ICSR distribution from SANOFI GPV to HANSAmed

Page 17 of 21

Global SDEA between SANOFI GPV and REGULUS for therapeutic MicroRNA Mir-21 Compounds and Products for use in Fibrosis CL-GPE-Distribution@sanofi.com Dear Investigator Letters (DIL) transmission (if applicable) to SANOFI GPV CL-GPE-Distribution@sanofi.com Contact for Global Labeling LabelingExcellence@sanofi.com Contact for compliance topics and compliance report GPE-PVQTC-Compliance@sanofi.com Periodic Reports collaboration (from PSR preparation including corresponding questionnaire to Periodic Report finalization) WW-GPV-GlobalPeriodicReports@sanofi.com Aggregate Safety Reports distribution (except DSUR) to SANOFI GPV GPE-PVDM-PSR_DISTRIBUTION@sanofi.com Other Aggregate Safety Reports collaboration including DSUR distribution to SANOFI GPV WW-PV-SDEA-Team@sanofi.com Contact for Safety Signal/ Risks PVSignal-Management@sanofi.com Page 18 of 21

Global SDEA between SANOFI GPV and REGULUS for therapeutic MicroRNA Mir-21 Compounds and Products for use in Fibrosis REGULUS THERAPEUTICS INC CONTACTS Address: Head of Pharmacovigilance Contact in case of safety signal, alert, crisis or emerging safety issue, regulatory inspection, audit, regulatory authority request Name Tel: Cell: Fax: E-mail: Qualified person for Pharmacovigilance (if partner XXX has rights in EU territory) Name Tel: Cell: Fax: E-mail: PSUR, DSUR, SASR contact (PSR planning, collaboration and distribution) Name Tel: Fax: E-mail SDEA contact Name Tel: Fax: E-mail: Other: …. Investigator Brochure and / or Labeling contact Name Tel: Page 19 of 21

Global SDEA between SANOFI GPV and REGULUS for therapeutic MicroRNA Mir-21 Compounds and Products for use in Fibrosis Fax: E-mail: Other: …. ICSR / Monthly reconciliation transmission from SANOFI GPV to REGULUS Verify if specific e mail address where Sanofi shall send reconciliation listings to Email: ………. (Fax: ………) Page 20 of 21

Global SDEA between SANOFI GPV and REGULUS for therapeutic MicroRNA Mir-21 Compounds and Products for use in Fibrosis APPENDIX 5: SDEA VERSION HISTORY Date (dd- Version Description of amendment / variation / revision of the SDEA mmm- number yyyy) Last Party 1.0 Global SDEA between SANOFI GPV and REGULUS THERAPEUTICS INC Signature Date Page 21 of 21

EXHIBIT D-1 Form of Founding Company Stand-by License Agreement [DATE] Regulus Therapeutics Inc. 10614 Science Center Drive San Diego, California 92121 Attention: Chief Scientific Officer Facsimile: +1 (585) 202-6363 With a copy to: General Counsel Facsimile: +1 (585) 202-6363 Alnylam Pharmaceuticals, Inc. 300 Third StreetCambridge, MA 02142 Ionis Pharmaceuticals, Inc. 2855 Gazelle Court Carlsbad, CA 92010 Re: Stand-by License Arrangement with Sanofi Ladies and Gentlemen: Reference is hereby made to that certain Amended and Restated License and Collaboration Agreement by and among Alnylam Pharmaceuticals, Inc. (“Alnylam”) and Ionis Pharmaceuticals, Inc. (formerly known as Isis Pharmaceuticals, Inc.) (“Ionis”, and each of Alnylam and Ionis, a “Licensor” and together, the “Licensors”), on the one hand, and Regulus Therapeutics Inc. (“Regulus”), on the other hand, dated January 1, 2009, as amended by (a) Amendment Number One to the Amended and Restated License and Collaboration Agreement, dated as of June 10, 2010, by and among the Licensors and Regulus, (b) Amendment Number Two to the Amended and Restated License and Collaboration Agreement, dated as of October 25, 2011, by and among the Licensors and Regulus and (c) Amendment Number Three to the Amended and Restated Licensed and Collaboration Agreement, dated as of August 2, 2013, by and among the Licensors and Regulus (collectively, the “Alnylam-Ionis License”). Pursuant to the Alnylam-Ionis License, each of the Licensors licensed, both exclusively and non-exclusively, to Regulus certain of its Licensed IP in the Field to Research miRNA Mimics, to Develop and Manufacture miRNA Compounds and miRNA Therapeutics and to Commercialize miRNA Therapeutics, with respect to each, in the Field throughout the world (each as defined in the Alnylam-Ionis License). On February 4, 2014, Regulus entered into that certain Second Amended and Restated Collaboration and License Agreement (the “Sanofi-Regulus License”) with Sanofi, a company organized under the laws of France, having a place of business at 54, rue la Boétie, 75008, Paris, France, registered in the Paris Trade and Company Register under no. 395 030 844 (“Sanofi”), pursuant to which, among other things, Regulus assumed responsibility for all activities under each POC Program Plan (other than Sanofi Program Activities) through the Achievement of Proof of Concept (each as defined in the Sanofi-Regulus License). Regulus has now suspended the Mir-21 Fibrosis POC Program and has requested that Sanofi amend, and Sanofi has agreed to amend, the Sanofi-Regulus License as it pertains to the Mir-21 POC Programs, Mir-21 Compounds and Mir-21 Products, to provide for, among other things: (a) Sanofi to take responsibility for the obligations of Regulus under the Sanofi- Regulus License with respect to the Mir-21 Fibrosis POC Program, Mir-21 Compounds and Mir-21 Products, including the administration and expense of clinical trials related to the Mir-21 Fibrosis POC Program (each as defined in the Sanofi-Regulus License); and (b) except as set forth in Section 8 of this Letter Agreement, the license and sublicense granted by Regulus to Sanofi with respect to Mir-21 Compounds and Mir-21 Products to be royalty-free. As a condition to entering into the amended Sanofi-Regulus License (once amended, the “Amended Sanofi-Regulus License”), Sanofi requests that Regulus and each of the Licensors execute this letter agreement (this “Letter Agreement”) where indicated below, memorializing their agreement to the following: Term. The provisions of this Letter Agreement shall be effective from the date of this Letter Agreement written above. This Letter Agreement shall terminate immediately upon (a) Sanofi providing each of the Licensors with an Option Declination Notice as set forth in Section 0 hereof or (b) Sanofi and each of the Licensors executing a New License Agreement as set forth in Section 0 hereof. No Consent Required to Sublicense. To the extent that the Licensors’ consent is required in order for Regulus to sublicense any of the rights granted by Regulus to Sanofi in the Amended Sanofi- Regulus License, each Licensor hereby acknowledges that Regulus may grant such sublicenses to Sanofi and hereby approves the sublicensing of such rights to Sanofi. No Opt-In Right. Each Licensor acknowledges that Regulus’ decision to suspend the Mir-21 Fibrosis POC Program and request that Sanofi amend the Sanofi-Regulus License to take responsibility for Regulus’ obligations under the Sanofi-Regulus License with respect to the Mir-21 Fibrosis POC Program, Mir-21 Compounds and Mir-21 Products, including the administration and expense of clinical trials related to the Mir-21 Fibrosis POC Program (each as defined in the Sanofi-Regulus License), does not give either of the Licensors the right to make an Opt-In Election (as defined in the Alnylam-Ionis License) under Section 5 (Right to Opt-In) of the Alnylam-Ionis License and that neither of the Licensors will make any such claim with respect to the Mir-21 Fibrosis POC Program (as defined in the Sanofi-Regulus License) now or at any time in the future. No Breach by Regulus. Each Licensor confirms that, as of the date of this Letter Agreement: (a) the Alnylam-Ionis License remains in full force and effect; (b) such Licensor has not given any notice to Regulus, and is not otherwise aware, of any breach by Regulus under the Alnylam-Ionis License; and (c) such Licensor has not taken any action or omitted to take any action that could be deemed a breach of its obligations under the Alnylam-Ionis License.

Amendments to Alnylam-Ionis License. Regulus shall give prompt written notice to Sanofi, together with a written summary of outstanding issues if Sanofi so requests, of any notice received from or given to the Licensors or either of them of any proposed amendments or proposed modifications of, or any proposed waivers under, the Alnylam-Ionis License. Except in the case of an uncured material breach by Sanofi or Regulus, Regulus and the Licensors agree that they will not amend the Alnylam-Ionis License so as to terminate or diminish the rights granted to Regulus under the Alnylam-Ionis License and sublicensed by Regulus to Sanofi under the Amended Sanofi-Regulus License, if any, in a manner that would diminish or undermine Sanofi’s rights under the Sanofi-Regulus License or this Letter Agreement without the prior written consent of Sanofi. Breach of the Alnylam-Ionis License. In the event of any breach by Regulus of the Alnylam-Ionis License that gives rise to the Licensors’ right to terminate the Alnylam-Ionis License, each Licensor shall promptly provide written notice to Sanofi of such breach (such notice to be provided concurrently with the first notice to Regulus of such breach), and Sanofi shall have the right, but not the obligation, to attempt to cure such breach on behalf of Regulus within the time periods set forth in the Alnylam-Ionis License. During the cure periods set forth in the Alnylam-Ionis License, the Licensors shall not terminate the Alnylam-Ionis License with respect to Regulus as a result of such breach. Direct License Upon Termination of the Alnylam-Ionis License. In the event that the Alnylam-Ionis License terminates for any reason, including material breach by Regulus, each Licensor shall promptly notify Sanofi and Sanofi shall have the right and option to obtain directly from the Licensors, acting jointly, a license under the Licensed IP (as defined in the Alnylam-Ionis License) with respect to Mir-21 Compounds and Mir-21 Products on substantially the same terms and conditions as set forth in the Alnylam-Ionis License, as amended by Section 0 of this Letter Agreement (such right, the “License Option”), including with respect to the rights granted to Regulus in Section 2.2(b) of the Alnylam-Ionis License. Sanofi may exercise the License Option by providing a written notice to the Licensors thereof (the “Option Election Notice”) within […***…] ([…***…]) days from the date that a Licensor first notifies Sanofi that the Alnylam-Ionis License has terminated (the “Alnylam-Ionis License Termination Date”). If Sanofi elects not to exercise the License Option, it shall provide written notice thereof (the “Option Declination Notice”) to the Licensors within […***…] ([…***…]) days from the Alnylam- Ionis License Termination Date. If Sanofi does not provide an Option Election Notice to the Licensors within […***…] ([…***…]) days from the Alnylam-Ionis License Termination Date, then Sanofi will be deemed to have delivered the Licensors an Option Declination Notice. If Sanofi exercises the License Option, then the Licensors shall enter into an exclusive license agreement directly with Sanofi (the “New License Agreement”) under the Licensed IP (as defined in the Alnylam-Ionis License) with respect to Mir-21 Compounds and Mir-21 Products that was licensed to Regulus under the terminated Alnylam- Ionis License on substantially the same terms and conditions as those set forth in the Alnylam-Ionis License, as amended by Section 0 of this Letter Agreement. Effective during the period beginning on the Alnylam-Ionis License Termination Date and ending on (a) the date that Sanofi provides the Option Declination Notice (if Sanofi declines the License Option) or (b) the date of execution of the New License Agreement (if Sanofi elects the License Option) (such period, the “Interim Period”), the Licensors shall automatically grant, and hereby do grant, to Sanofi a temporary continuation of the rights that Sanofi had as sublicensee of the Licensed IP (as defined in the Alnylam-Ionis License) under the Amended Sanofi- Regulus License prior to termination of the Alnylam-Ionis License (such ***Confidential Treatment Requested rights, the “Temporary License”). Notwithstanding anything herein to the contrary, under both the New License Agreement and the Temporary License, (i) the scope and territory of the license granted to Sanofi shall be the same as that granted to Sanofi pursuant to the Amended Sanofi-Regulus License, (ii) the financial terms shall be as set forth in Section 0 of this Letter Agreement and (iii) the Licensors shall not have any obligations that are greater than or inconsistent with the obligations of the Licensors under the Alnylam-Ionis License. Financial Terms of Sublicense, New License Agreement and Temporary License. With respect to Net Sales (as defined in the Sanofi-Regulus License) of Mir-21 Products that are Royalty-Bearing Products (as defined in the Alnylam-Ionis License), whether pursuant to the sublicense under the Licensed IP (as defined in the Alnylam-Ionis License) granted by Regulus to Sanofi pursuant to the Amended Sanofi-Regulus License or the license under the Licensed IP granted by the Licensors to Sanofi pursuant to any New License Agreement or Temporary License (as applicable), Sanofi shall (i) directly pay Alnylama royalty of […***…]% of Net Sales of such Royalty-Bearing Products during the relevant Royalty Term (as defined below) and (ii) directly pay Ionis a royalty of […***…]% of Net Sales of such Royalty-Bearing Products during the relevant Royalty Term (as defined below). For clarity, the Licensors agree that the royalty payable by Sanofi to each Licensor with respect to Mir-21 Products that are Royalty-Bearing Products (whether pursuant to the sublicense under the Licensed IP granted by Regulus to Sanofi pursuant to the Amended Sanofi-Regulus License or the license under the Licensed IP granted by the Licensors to Sanofi pursuant to any New License Agreement or Temporary License, as applicable), shall be calculated based on Net Sales as such term is defined in Appendix 1 to the Sanofi-Regulus License (and not based on Net Sales as such term is defined in the Alnylam-Ionis License). Sanofi agrees that the royalty described in this Section 0 is payable to each Licensor, regardless of whether a particular Mir-21 Product that is a Royalty-Bearing Product is covered by such Licensor’s Licensed IP. The Licensors hereby agree that, notwithstanding any provision of the Alnylam-Ionis License to the contrary, and except for the royalty set forth above in this Section 0, neither Regulus nor Sanofi shall have any royalty, sublicense income or other payment obligations to the Licensors with respect to the Development, Manufacture or Commercialization of Mir-21 Compounds and Mir-21 Products, including, without limitation, with respect to any payment paid or payable by Sanofi to Regulus pursuant to the Amended Sanofi-Regulus License. Sanofi agrees to be bound by Section 8 of the Alnylam-Ionis License, mutatis mutandis, with respect to its royalty payment obligations under this Section 0. The Licensors will not be required to share any such royalties with Regulus. Royalties under this Section 0 will be payable with respect to a Mir-21 Product that is a Royalty-Bearing Product on a Royalty-Bearing Product-by-Royalty-Bearing Product and country-by- country basis from the First Commercial Sale (as defined in the Amended Sanofi-Regulus License) of a Mir-21 Product that is a Royalty-Bearing Product in a country until the date that is the latest of (a) the time during which the applicable Regulatory Authority in such country is not permitted to grant Regulatory Approval for a generic equivalent of such Royalty-Bearing Product, and (b) the expiration of the last to expire Valid Claim (as defined in the Alnylam-Ionis License) within the Regulus Patents (as defined below) that Cover (as defined in the Alnylam-Ionis License) (i) the Manufacture (as defined in the Alnylam-Ionis License) of such Royalty-Bearing Product in such country or (ii) the use, sale or other Commercialization (as defined in the Alnylam-Ionis License) of such Royalty-Bearing Product in such country (such period, the “Royalty Term”). For purposes of this Section 0, “Regulus Patents” shall mean, collectively: (A) the Patent Rights (as defined in the Alnylam-Ionis License) included in, as applicable, (1) the Licensed IP sublicensed by ***Confidential Treatment Requested

Regulus to Sanofi pursuant to the Amended Sanofi-Regulus License or (2) the Licensed IP licensed by the Licensors to Sanofi pursuant to any New License Agreement or Temporary License (as applicable); and (B) any other Regulus Patents (as defined in the Sanofi-Regulus License), which, for clarity and solely for purposes of this Section 0, shall include the Mir-21 Product Specific Patents (as defined in the Amended Sanofi-Regulus License). Interpretation under Sanofi Ionis Agreement. Notwithstanding the Amended Sanofi-Regulus License, Ionis and Sanofi hereby agree that any Oligonucleotide, as such term is defined under that certain License Agreement dated June 27, 2014 between Ionis and Sanofi-Aventis Deutschland GmbH, a wholly owned subsidiary of Sanofi, (such License Agreement the “Sanofi-Ionis Agreement”), that, prior to the Amended Sanofi-Regulus License, was deemed to be a Third Party- Oligonucleotide under the Sanofi-Ionis Agreement, shall continue to be deemed Third Party- Oligonucleotides for purposes of the Sanofi-Ionis Agreement. Assignment of Alnylam-Ionis License. Each Licensor agrees that if it assigns its rights under the Alnylam-Ionis License, or any of the intellectual property licensed to Regulus thereunder, such Licensor shall cause the applicable assignee to be bound by the terms of this Letter Agreement applicable to such Licensor. Notices. Any notices required or permitted under this Letter Agreement shall be in writing, shall specifically refer to this Letter Agreement, and shall be sent by recognized national overnight courier, or registered or certified mail, postage prepaid, return receipt requested, to the following addresses: If to Regulus: Regulus Therapeutics Inc. 10614 Science Center Drive San Diego, California 92121 Attention: Chief Scientific Officer With a copy to: General Counsel If to Alnylam: Alnylam Pharmaceuticals, Inc. 300 Third Street Cambridge, MA 02142 Attention: Chief Operating Officer With a copy to: General Counsel If to Ionis: Ionis Pharmaceuticals, Inc. 2855 Gazelle Court Carlsbad, CA 92010 Attention Chief Operating Officer With a copy to: General Counsel

If to Sanofi: Sanofi 54, rue la Boétie 75008 Paris, France Attention: General Counsel Facsimile: +33 1 53 77 43 03 With a copy to: Sanofi 9 Rue du Président Allende, 94256 Gentilly Cedex, France Attention: License Management Facsimile: +33 1 53 77 48 51 All notices under this Letter Agreement are effective upon receipt. Each party hereto may change its contact information immediately upon written notice to the other parties in the manner provided in this Section 0. Miscellaneous. Governing Law. This Letter Agreement is governed by and construed in accordance with the laws of the State of New York irrespective of any conflicts of law principles. The parties to this Letter Agreement hereby irrevocably submit to the jurisdiction of the state courts located in New York City, New York, USA for the purpose of any dispute arising between the parties in connection with this Letter Agreement. Amendment and Waiver. The parties may only amend, supplement or otherwise modify this Letter Agreement through a written instrument signed by all parties. The waiver of any rights or failure to act in a specific instance relates only to that instance and is not an agreement to waive any rights or failure to act in any other instance. Assignment of this Letter Agreement. This Letter Agreement may not be assigned (i) by Regulus without first obtaining the prior written consent of both Sanofi and the Licensors or (ii) by Sanofi or the Licensors without first obtaining the prior written consent of the other, which consent may not be unreasonably withheld or delayed. In no event will Sanofi or the Licensors be required to obtain Regulus’ prior written consent in order to assign this Letter Agreement. Notwithstanding the foregoing, this Letter Agreement may be assigned by a party to an affiliate or in connection with a merger, consolidation, sale of all of the equity interests of the party, or a sale of all or substantially all of the assets of such party to which this Letter Agreement relates, with respect to each, without reference to the foregoing consent rights. Confidentiality. The terms of this Letter Agreement and the existence, nature and content of any negotiations between the parties relating to a New License Agreement shall not be disclosed by any party hereto without the prior written consent of the other parties. Construction. The parties hereto acknowledge and agree that: (i) each party and its counsel have reviewed and negotiated the terms and provisions of this Letter Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Letter Agreement; and

(iii) the terms and provisions of this Letter Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Letter Agreement. Severability. If any provision of this Letter Agreement is held invalid or unenforceable for any reason, the invalidity or unenforceability does not affect any other provision of this Letter Agreement, and the parties shall negotiate in good faith to modify the Letter Agreement to preserve (to the extent possible) their original intent. Status. The status of each party under this Letter Agreement shall be that of an independent contractor. Nothing in this Letter Agreement is intended or shall be deemed to constitute a partner, agency, employer-employee, or joint venture relationship between or among the parties or, except as expressly provided in this Letter Agreement, to grant any party the authority to bind or contract any obligation in the name of or on the account of any other party or to make any statements, representations, warranties or commitments on behalf of any other party. Further Assurances. Each party hereto agrees to execute, acknowledge and deliver such further instructions, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Letter Agreement. Counterparts. This Letter Agreement may be executed by facsimile and in one or more counterparts, each of which is an original, and all of which together are one instrument. Interpretation. Unless a context otherwise requires, wherever used, (i) the singular shall include the plural, the plural the singular; (ii) the use of any gender shall be applicable to all genders; (iii) the word “or” is used in the inclusive sense (and/or); and (iv) the word “including” is used without limitation and shall mean “including without limitation.” Headings. All headings are for convenience only and do not affect the meaning of any provision of this Letter Agreement. [Remainder of this page intentionally left blank]

Please sign and return a copy of this Letter Agreement to us to acknowledge our mutual agreement on this matter. Thank you for all of your assistance. Sincerely, SANOFI Name: Title: ACKNOWLEDGED AND AGREED: REGULUS THERAPEUTICS INC. Name: Title: ALNYLAM PHARMACEUTICALS, INC. Name: Title: IONIS PHARMACEUTICALS, INC. Name: Title:

EXHIBIT D-2 Form of Stand-by License Agreement STANDBY LETTER AGREEMENT This Letter Agreement (this “Letter Agreement”) is entered into as of [__], 2018 (the “Letter Agreement Effective Date”) by and among [____________________] a [_____________________], with a principal place of business at [__________________] (“LICENSOR”), and SANOFI, a société anonyme duly organized and validly existing under the laws of the Republic of France, for and on behalf of itself and its Affiliates (“SANOFI”). LICENSOR, and SANOFI shall be individually referred to as a “Party” and collectively as the “Parties.” RECITALS WHEREAS, Regulus Therapeutics Inc., a company duly organized and existing under the laws of the State of Delaware (“REGULUS”) has licensed from LICENSOR certain patents and other intellectual propery rights under a license agreement entered into by and between REGULUS and LICENSOR executed as of [____________] (the “Regulus License Agreement”); and WHEREAS, On February 4, 2014, Regulus entered into that certain Second Amended and Restated Collaboration and License Agreement (the “Sanofi-Regulus License”) with SANOFI, pursuant to which, among other things, Regulus assumed responsibility for all activities under each POC Program Plan (other than SANOFI Program Activities) through the Achievement of Proof of Concept (each as defined in the SANOFI- Regulus License). Regulus has now suspended the Mir-21 Fibrosis POC Program and has requested that SANOFI amend, and SANOFI has agreed to amend, the Sanofi-Regulus License as it pertains to the Mir-21 POC Programs, Mir-21 Compounds and Mir-21 Products, to provide for, among other things: (a) SANOFI to take responsibility for the obligations of Regulus under the Sanofi-Regulus License with respect to the Mir-21 Fibrosis POC Program, Mir-21 Compounds and Mir-21 Products, including the administration and expense of clinical trials related to the Mir-21 Fibrosis POC Program (each as defined in the Sanofi-Regulus License); and (b) the license and sublicense granted by Regulus to SANOFI with respect to Mir-21 Compounds.

As a condition to entering into the First Amendment to the Sanofi-Regulus License (the “First Amendment”), SANOFI requests that Licensors execute this letter agreement (this “Letter Agreement”) where indicated below, memorializing their agreement to the following: NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows: 1. Capitalized Terms. Except as set forth herein, capitalized terms used without definition in this Letter Agreement have the meanings assigned to them in the First Amendment. 2. No Breach by Regulus. Licensor confirms that, as of the date of this Letter Agreement: (a) the Regulus License Agreement remains in full force and effect; (b) Licensor has not given any notice to Regulus, and is not otherwise aware, of any breach by Regulus under the Regulus License Agreement; and (c) Licensor has not taken any action or omitted to take any action that could be deemed a breach of its obligations under the Regulus License Agreement. 3. Step-In Rights. LICENSOR shall notify SANOFI in writing within […***…] business days if the Regulus License Agreement terminates for any reason (each, an “In-License Termination Notice”). Unless SANOFI notifies LICENSOR in writing that it does not wish to get a direct license to the LICENSOR intellectual property, then upon the termination of the Regulus License Agreement the LICENSOR will be deemed to have automatically granted SANOFI a direct license (the “Step-in License”) to [identify, develop, make, have made, import, export, use, have used, market, offer for sale and sell pharmaceutical products in the Field under the LICENSOR Patents], under the same financial terms as contained in [Section X] of the LICENSOR License Agreement, provided, however, that (x) SANOFI is not at fault with respect to the material breach underlying any such termination; and (y) if the material breach underlying the In-License Termination Notice is financial in nature, SANOFI must pay LICENSOR to cure such breach within […***…] days of being notified by LICENSOR that the Step-in License has been granted. 4. Notices. Any notice or request required or permitted to be given under or in connection with this Letter Agreement shall specifically refer to this Letter Agreement, and shall be deemed to have been sufficiently given if in writing and personally delivered or sent by certified mail (return receipt requested), facsimile transmission (receipt verified), or overnight express courier service (signature required), prepaid, to the Party for which such notice is intended, at the address set forth for such Party below: ***Confidential Treatment Requested

In the case of SANOFI, to: SANOFI 54 rue La Boétie 75008 Paris, FRANCE Attention: General Counsel Facsimile No.: +33 1 53 77 43 03 In the case of LICENSOR, to: [______________] [______________] [______________] Attention: [______________] Facsimile No.: [______________] or to such other address for such Party as it shall have specified by like notice to the other Parties, provided that notices of a change of address shall be effective only upon actual receipt thereof. All notices under this Letter Agreement shall be deemed effective upon receipt. 5. No Waiver of Rights. Any waiver of any rights or failure to act in a specific instance shall not operate or be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar. 6. Severability. In case any one or more of the provisions contained in this Letter Agreement shall, for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability, shall not affect any other provision of this Letter Agreement, and the Parties shall negotiate in good faith to modify this Letter Agreement to preserve (to the extent possible) their original intent.

7. Counterparts. This Letter Agreement, or any part thereof requiring signing by the Parties, may be executed in separate counterparts, each of which shall be an original as against any Party whose signature appears thereon but all of which together shall constitute one and the same instrument. A facsimile transmission of the signed Letter Agreement, and those parts thereof requiring signing by the Parties, shall be legal and binding on the Parties. 8. Amendments. No amendment or modification of or supplement to the terms of this Letter Agreement shall be binding on a Party unless reduced to writing and signed by all Parties. 9. Entire Agreement. This Letter Agreement sets forth the entire agreement among the Parties as to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, between the Parties as to the subject matter hereof. This Letter Agreement and all disputes arising out of or related to this Letter Agreement, or the performance, enforcement, breach or termination hereof, and any remedies relating thereto, shall be construed, governed, interpreted and applied in accordance with the laws of the state of New York, without regard to conflict of laws principles. [Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Letter Agreement to be executed by their respective duly authorized officers as of the dates listed below. [LICENSOR] SANOFI By By Name Name Title Title Date Date

EXHIBIT E Form of Press Release Regulus Announces Successful Restructuring of Sanofi Collaboration Sanofi Will Assume Development of RG-012 for Alport syndrome LA JOLLA, Calif., November [], 2018 – Regulus Therapeutics Inc. (Nasdaq: RGLS), a biopharmaceutical company focused on the discovery and development of innovative medicines targeting microRNAs, today announced that it has amended and restructured its Collaboration and License Agreement with Sanofi (the “Amendment”). Under the terms of the Amendment, Regulus has granted Sanofi a worldwide exclusive license to develop and commercialize its investigational drug, targeting miR-21 for all indications, including Alport syndrome. Under the Amendment, Sanofi will assume all future costs and development activities associated with the advancement of RG-012, currently in Phase II for Alport syndrome. Under the terms of the Amendment, Regulus is eligible to receive approximately $7 million in upfront and material transfer payments. Regulus is also eligible to receive up to $40 million in development milestone payments. In addition, Sanofi will reimburse Regulus for certain out-of-pocket transition activities and assume Regulus’ upstream license royalty obligations. “We are pleased with Sanofi’s election to assume ongoing and future development of the RG-012 program in order to apply their expertise in rare diseases and to bring it forward as a potential new therapy for patients with Alport syndrome.” said Jay Hagan, President and Chief Executive Officer of Regulus. “We look forward to a rapid transition of the program to Sanofi and their ongoing clinical development, while we continue to focus on our stated near-term objectives. Specifically, we believe this restructuring will improve our net cash position, yielding near term cash proceeds, eliminating RG-012-related spend over the next several years, and will enable us to focus our resources on our other promising programs targeting significant unmet medical needs in Autosomal Dominant Polycystic Kidney Disease and Hepatitis B virus.” About Alport Syndrome Alport syndrome is an inherited form of kidney disease caused by mutations in the type IV collagen genes (Col4A3, Col4A4 and Col4A5). Type IV collagen is important for maintaining the integrity of the glomerular basement membrane (GBM), a vital component in the kidney structure and filtration process. The genetic mutation in the collagen gene results in thickening in the GBM and impairment of glomerular filtration. Alport syndrome patients experience a progressive loss of kidney function, which ultimately leads to end stage renal disease requiring dialysis or kidney transplantation, or may even lead to death. Alport syndrome can also cause hearing loss and eye abnormalities during late childhood or early adolescence. ACE (angiotensin-converting enzyme) inhibitors, although not approved for the indication, are emerging as standard of care in patients with Alport syndrome to treat proteinuria, or abnormal amounts of protein in the urine, an indicator of chronic kidney disease. Alport syndrome represents a high unmet medical need with no approved therapy. miR-21 is believed to play a role in the disease progression and is up-regulated in Col4A3 deficient mouse models of Alport syndrome, other renal fibrosis models and human CKD patients. The role of miR-21 has been validated through genetic knock-out models and anti-miRs targeting miR-21 have reduced the severity of fibrosis in two distinct preclinical rodent models. About RG-012 RG-012 is an investigational, single stranded, chemically modified oligonucleotide that binds to and inhibits the function of miR-21 for the treatment of Alport syndrome. In preclinical studies, RG-012 has demonstrated potent inhibition of miR-21 in vitro and in vivo, a decrease in the rate of progression of renal fibrosis, an increase in the lifespan of the Col4A3 deficient mice by up to fifty percent. In May 2017, Regulus completed a Phase I multiple-ascending dose, or MAD, study in 24 healthy volunteers (six-week repeat dosing) to determine safety, tolerability and PK of RG-012 prior to chronic dosing in patients. In Phase I clinical studies to date there were no serious adverse events, or SAEs, reported. Preliminary data from the first patients through a renal biopsy study followed by an open-label extension were encouraging, with kidney tissue concentrations achieved that would be predictive of therapeutic benefit based on animal disease models. In addition, modulation of the target, miR-21, was observed. RG-012 has received orphan designation in both the U.S. and Europe. About Regulus Regulus Therapeutics Inc. (Nasdaq: RGLS) is a biopharmaceutical company focused on the discovery and development of innovative medicines targeting microRNAs. Regulus has leveraged its oligonucleotide drug discovery and development expertise to develop a pipeline complemented by a rich intellectual property estate in the microRNA field. Regulus maintains its corporate headquarters in La Jolla, CA. For more information, please visit http://www.regulusrx.com. Forward-Looking Statements Statements contained in this press release regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements associated with the expected ability of Regulus to undertake certain activities and accomplish certain goals and objectives (including with respect to long term sustainability, the reduction of its cash burn, and advancement of its pipeline and programs). Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as "believes," "anticipates," "plans," "expects," "intends," "will," "goal," "potential" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon Regulus' current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks associated with the process of discovering, developing and commercializing drugs that are safe and effective for use as human therapeutics, and in the endeavor of building a business around such drugs. These and other risks concerning Regulus' financial position and programs are described in additional detail in Regulus filings with the Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made. Regulus undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. Investor Relations Contact: Dan Chevallard Chief Financial Officer 858-202-6376 dchevallard@regulusrx.com